SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Hudson Highland Group, Inc.

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HUDSON HIGHLAND GROUP, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 12, 2009

To The Stockholders of Hudson Highland Group, Inc.

We are providing notice that the annual meeting of stockholders of Hudson Highland Group, Inc. will be held on Tuesday, May 12, 2009, at 8:00 A.M., local time, at the Hudson Highland Group, Inc. Corporate Headquarters, 560 Lexington Avenue (Lexington Avenue and 50th Street), 5th Floor, New York, New York 10022, for the following purposes:

1.	To elect two directors to hold office until the 2012 annual meeting of stockholders and until their successors are duly elected and qualified.

2.	To consider and act upon a proposal to approve the Hudson Highland Group, Inc. 2009 Incentive Stock and Awards Plan.

3.	To ratify the appointment of KPMG LLP as independent registered public accounting firm to audit Hudson Highland Group, Inc.’s financial statements for the fiscal year ending December 31, 2009.

4.	To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Only stockholders of record at the close of business on March 18, 2009 will be entitled to vote at the annual meeting and any adjournment or postponement of the meeting.

Your vote is important no matter how large or small your holdings may be. To assure your representation at the meeting, please vote your shares over the Internet or via the toll-free telephone number, as instructed in the Notice of Internet Availability of Proxy Materials. You also may request a printed proxy card to submit your vote by mail. You will not receive a printed copy of the proxy materials unless you request them, as instructed in the Notice of Internet Availability of Proxy Materials.

For directions to the annual meeting please write Latham Williams, Corporate Secretary, Hudson Highland Group, Inc., 560 Lexington Avenue, 5th Floor, New York, New York 10022 or call (212) 351-7300.

By Order of the Board of Directors
HUDSON HIGHLAND GROUP, INC.

Latham Williams
Corporate Secretary

New York, New York

April 1, 2009

PROXY STATEMENT

HUDSON HIGHLAND GROUP, INC.

560 Lexington Avenue, 5th Floor

New York, New York 10022

PROXY STATEMENT

For

ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 12, 2009

ANNUAL MEETING INFORMATION

Our Board of Directors is soliciting proxies for use at our annual meeting of stockholders, which will be held on Tuesday, May 12, 2009, at 8:00 A.M., local time, at our Corporate Headquarters, 560 Lexington Avenue (Lexington Avenue and 50th Street), 5th Floor, New York, New York 10022, and all adjournments or postponements of the meeting, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders.

On or before April 1, 2009, we mailed to you and our other stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access this proxy statement and our annual report on the Internet and to vote your shares over the Internet or by telephone. You will not receive a printed copy of the proxy materials unless you request them. If you would like to receive a printed copy of our proxy materials, including a printed proxy card on which you may submit your vote by mail, then you should follow the instructions for obtaining a printed copy of our proxy materials contained in the Notice of Internet Availability of Proxy Materials.

Submitting your proxy over the Internet, by telephone or by executing and returning a printed proxy card will not affect your right to attend the annual meeting and to vote in person. However, your presence at the annual meeting will not in itself revoke your submitted proxy. You may revoke your proxy at any time before it is exercised only by notifying us in writing or in open meeting.

If you submit your proxy over the Internet or by telephone, or you request a printed proxy card and properly execute and return the proxy card by mail, then the persons named as proxies will vote the shares represented by your proxy according to your instructions. If you request a printed proxy card, and properly execute and return the proxy card by mail, but do not mark voting instructions on the proxy card, then the persons named as proxies will vote FOR the two nominees for election as directors referred to in this proxy statement, FOR the approval of our 2009 Incentive Stock and Awards Plan, and FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009. Our management knows of no matters other than those set forth in the Notice of Annual Meeting of Stockholders to be brought before the annual meeting. However, if any other business or matters properly shall come before the annual meeting, then the persons named as proxies in the form of proxy will vote the shares represented by each proxy in accordance with their judgment on such matters.

Only holders of record of our common stock at the close of business on March 18, 2009 are entitled to vote at the annual meeting. On that date, there were 25,246,404 shares of common stock outstanding and entitled to vote. Each share is entitled to one vote.

PRINCIPAL STOCKHOLDERS

Management and Directors

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 18, 2009 by: (i) each director and nominee; (ii) each of the executive officers named in the Summary Compensation Table set forth below; and (iii) all of the directors, nominees and executive officers (including the executive officers named in the Summary Compensation Table) as a group. Each of the holders listed below has sole voting and investment power over the shares beneficially owned. None of the holders listed below have pledged any of their shares as security.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
Jon F. Chait(1)(2)(3)	513,290%
Robert B. Dubner(1)(4)	41,687	*
John J. Haley(1)(4)	79,187	*
Jennifer Laing(1)(4)	54,187	*
David G. Offensend(1)(4)	141,948	*
Richard J. Stolz(1)(4)	46,687	*
Mary Jane Raymond(1)(2)	168,357	*
Margaretta R. Noonan(1)(2)	150,590	*
Donald E. Bielinski(1)(2)(5)	108,532	*
Richard S. Gray(1)(2)	136,221	*
All directors, nominees and executive officers as a group (14 persons)(1)(2)(3)	1,581,797	6.3%

*	Denotes less than 1%.
(1)	Includes the following shares of common stock subject to stock options, which are exercisable within 60 days of March 18, 2009: Jon F. Chait, 303,564 shares; Robert B. Dubner, 40,000 shares; John J. Haley, 50,000 shares; Jennifer Laing, 40,000 shares; David G. Offensend, 50,000 shares; Richard J. Stolz, 40,000 shares; Mary Jane Raymond, 95,000 shares; Margaretta R. Noonan, 122,000 shares; Donald E. Bielinski, 73,500 shares; Richard S. Gray, 98,000 shares; and all directors, nominees and executive officers as a group, 967,064 shares.
(2)	Includes the following shares of restricted common stock, which are subject to forfeiture until they vest: Jon F. Chait, 30,000 shares; Mary Jane Raymond, 42,000 shares; Margaretta R. Noonan, 0 shares; Donald E. Bielinski, 0 shares; Richard S. Gray, 14,000 shares; and all directors, nominees and executive officers as a group, 139,375 shares.
(3)	Mr. Chait’s shares are held in street name in an investment account, together with other assets. From time to time, Mr. Chait borrows money from the brokerage firm holding that account under a standard margin agreement. Such loans are made in accordance with applicable federal regulations. The assets in the account, including the shares of our common stock, serve as collateral for any such borrowings. Based on the amount borrowed from the brokerage firm holding this account as of December 31, 2008, Mr. Chait had pledged 44,776 shares of our common stock as collateral as of such date. As of March 18, 2009, the amount borrowed from the brokerage firm holding this account was $0 and no shares of our common stock were pledged as collateral.
(4)	Includes the following share units under our Director Deferred Share Plan, which are payable only in shares of common stock upon a director ceasing service as a Board member: Robert B. Dubner, 1,687 shares; John J. Haley, 4,187 shares; Jennifer Laing, 4,187 shares; David G. Offensend, 4,187 shares; Richard J. Stolz, 1,687 shares; and all directors, nominees and executive officers as a group, 15,935 shares.
(5)	Mr. Bielinski resigned as an executive officer of our company effective December 31, 2008.

Other Beneficial Owners

The following table sets forth certain information regarding beneficial ownership by other persons known to us to own more than 5% of our outstanding common stock as of March 18, 2009.

	Amount and Nature of Beneficial Ownership(1)
	Voting Power		Investment Power			Percent of Class
Name and Address of Beneficial Owner	Sole	Shared	Sole	Shared	Aggregate
Hotchkis and Wiley Capital Management, LLC. 725 South Figueroa St. 39th Floor Los Angeles, CA 90017	2,444,600	0	3,596,100	0	3,596,100	14.10%

Schneider Capital Management Corporation 460 East Swedesford Rd. Suite 2000 Wayne, PA 19087	1,924,798	0	3,219,217	0	3,219,217	12.58%

Artisan Partners Limited Partnership 875 East Wisconsin Ave. Suite 800 Milwaukee, WI 53202	0	2,164,600	0	2,362,800	2,362,800	9.20%

Barclays Global Investors, NA 400 Howard St. San Francisco, CA 94105	1,555,326	0	1,604,003	0	1,604,003	6.27%

Rutabaga Capital Management 64 Broad St., 3rd Floor Boston, MA 02109	517,700	823,090	1,340,790	0	1,340,790	5.24%

(1)	These amounts represent the number of shares beneficially owned as disclosed in reports regarding beneficial ownership filed with the Securities and Exchange Commission under Section 13(g) of the Securities Exchange Act of 1934.

ELECTION OF DIRECTORS

Our Certificate of Incorporation and By-Laws provide that our directors are divided into three classes, with staggered terms of three years each. At the 2009 annual meeting, our stockholders will elect two directors to hold office until the 2012 annual meeting of stockholders and until their successors are duly elected and qualified.

Listed below are the nominees of our Board of Directors for election at the annual meeting and each director whose term will continue after the annual meeting. The following sets forth specific information about each nominee and continuing director as of March 18, 2009.

Nominees for Election at the Annual Meeting

Terms Expiring at the 2009 Annual Meeting

John J. Haley, 59, has served as a director since 2003. Mr. Haley is the Chairman of the Board, President and Chief Executive Officer of Watson Wyatt & Company, an international human resources benefits consulting firm headquartered in Washington, DC. Mr. Haley joined Watson Wyatt Worldwide in 1977. Mr. Haley was elected a director of the firm in 1992. Mr. Haley is a Fellow of the Society of Actuaries, a Fellow of the Conference of Consulting Actuaries and a member of the American Academy of Actuaries. Mr. Haley is a member of the board of directors for Maximus, Inc. and the U.S.-China Business Council.

David G. Offensend, 55, has served as director since 2003. Mr. Offensend is the Chief Operating Officer of the New York Public Library. Prior to joining the Library in 2004, Mr. Offensend was Senior Advisor of Evercore Partners, Inc., which he co-founded in 1995. Evercore operates in the private equity business and provides merger and acquisition and restructuring advice to companies. Prior to founding Evercore, Mr. Offensend spent five years in the investment organization of Robert M. Bass, the Texas investor. Prior to joining the Bass organization in 1990, Mr. Offensend spent 13 years at Lehman Brothers.

Vote Required

Each director will be elected by a plurality of the votes cast at the annual meeting (assuming a quorum is present). Consequently, any shares not voted at the annual meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of the directors. Unless our stockholders otherwise specify, the shares represented by the proxies received will be voted in favor of the election as directors of the persons named as nominees. Our Board of Directors has no reason to believe that the listed nominees will be unable or unwilling to serve as directors if elected. However, if any nominee should be unable to serve or will not serve, then the shares represented by proxies received will be voted for another nominee selected by our Board of Directors.

Our Board of Directors recommends that the nominees identified above be elected as directors and urges you to vote “FOR” them. Shares of common stock represented by executed, but unmarked, proxies will be voted “FOR” these nominees.

Directors Continuing in Office

Terms Expiring at the 2010 Annual Meeting

Jon F. Chait, 58, has served as Chief Executive Officer and Chairman of the Board since we were spun off from Monster Worldwide, Inc. (“Monster”) in 2003. He joined Monster in 2002 expressly in contemplation of the spin-off. Prior to joining us, Mr. Chait was the Chairman of Spring Group, PLC, a provider of workforce management solutions, from May 2000 through June 2002 and Chief Executive Officer from May 2000 through March 2002. From 1998 through 2000, Mr. Chait founded and acted as Chairman and Chief Executive Officer of Magenta Limited, a developer of web-enabled human resource solutions, which was subsequently sold to Spring Group, PLC. Mr. Chait served as the Managing Director—International Operations of Manpower Inc. from 1995 to 1998, Chief Financial Officer from 1993 to 1998 and Executive Vice President, Secretary and Director from 1991 to 1998, and Executive Vice President from September 1989 to July 1998 of Manpower International Inc., a provider of temporary employment services. Mr. Chait is also a director of the Marshall and Ilsley Corporation, a bank holding company.

Richard J. Stolz, 63, has served as a director since 2006. Prior to becoming a director, Mr. Stolz was a Partner with PricewaterhouseCoopers LLP until 2004. He served as the New York Region Leader for the Consumer and Industrial Products Industry Group of PricewaterhouseCoopers from 1997 to 2001. From 1988 to 1992, Mr. Stolz worked in Tokyo, Japan, leading the International Division of the PricewaterhouseCoopers affiliate. Mr. Stolz joined PricewaterhouseCoopers in 1967 and became a Partner in accounting and auditing in 1981.

Terms Expiring at the 2011 Annual Meeting

Robert B. Dubner, 66, has served as a director since 2006. Mr. Dubner has been a Senior Advisor to Apollo Management LP, a private equity fund, and Drawbridge Special Opportunities Fund, LLC, an investment firm, since 2005. Prior to that, Mr. Dubner was a management consulting partner and a member of International Business Machines Corporation’s Business Consulting Services Global Middle Market leadership team from 2002 to 2004. Mr. Dubner joined Coopers & Lybrand International in 1989 and was a partner from 1991 to 1998, and then was a partner with PricewaterhouseCoopers LLP from 1998 to 2002, serving as the U.S. and global leader of its middle market consulting practice. He served as an elected member of Coopers & Lybrand’s Board of Partners from 1995 to 1998, PricewaterhouseCoopers’ U.S. Board of Partners from 1998 to 2001, and PricewaterhouseCoopers’ Global Oversight Board from 1998 to 2001. He was the co-founder, in 1972, of Information Automation, Inc., a production management and monitoring systems implementation company, and served as its President from 1982 to 1989. Mr. Dubner is also a director of Perf Go-Green Holdings, Inc.

Jennifer Laing, 62, has served as a director since 2003. Ms. Laing served as the Associate Dean, External Relations at the London Business School from 2002 until 2007. Ms. Laing started her career in brand building and communications in 1969 with Garland-Compton which subsequently became Saatchi and Saatchi in 1975. In 1979, she joined Leo Burnett in London. In 1981, she re-joined Saatchi and Saatchi London as Deputy Chairman rising to Joint Chairman. From 1988 to 1991 she was Chairman and Chief Executive Officer of Aspect Hill Holiday and, following a management buyout of Aspect Hill Holiday, from 1991 to 1995 she led her own firm, Laing Henry, which was eventually purchased by Saatchi and Saatchi. Ms. Laing became Chairman of Saatchi and Saatchi London in 1995 and Chairman and Chief Executive Officer of Saatchi and Saatchi North America from 1997 to 2001. Ms. Laing is also a director of InterContinental Hotels Group PLC and a fellow of both The Marketing Society and the Institute of Practitioners in Advertising.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independent Directors

Of the six directors currently serving on our Board of Directors, the Board has determined that Ms. Laing and Messrs. Dubner, Haley, Offensend and Stolz are independent directors under the independence standards of the Nasdaq Global Market.

Board Committees

Our Board of Directors has standing Audit, Compensation, Nominating and Governance, Human Resources and Executive Committees. The Board has adopted, and may amend from time to time, a written charter for each of the Audit Committee, Compensation Committee, and Nominating and Governance Committee. We maintain a Web site at www.hudson.com and make available on that Web site, free of charge, copies of each of the charters for the Audit, Compensation, and Nominating and Governance Committees. We are not including the information contained on or available through this Web site as a part of, or incorporating such information by reference into, this proxy statement.

Audit Committee

The Audit Committee presently consists of Richard J. Stolz (Chairperson), Robert B. Dubner, John J. Haley and David G. Offensend, each of whom is an independent director under the independence standards of the Nasdaq Global Market and Securities and Exchange Commission rules. Our Board of Directors has determined that each of Messrs. Dubner, Haley, Offensend and Stolz qualify as an “audit committee financial expert,” as defined by the Securities and Exchange Commission. The Audit Committee held 15 meetings in 2008.

The Audit Committee’s primary duties and responsibilities are to assist our Board of Directors in monitoring:

•	the integrity of our financial statements;

•	the independent registered public accounting firm’s qualifications and independence;

•	the performance of our internal audit function and of the independent registered public accounting firm; and

•	our compliance with legal and regulatory requirements.

Compensation Committee

The Compensation Committee presently consists of David G. Offensend (Chairperson), John J. Haley and Jennifer Laing, each of whom is an independent director under the independence standards of the Nasdaq Global Market and qualify as “outside directors” under Section 162(m) of the Internal Revenue Code. The Compensation Committee held eight meetings in 2008.

The Compensation Committee’s basic responsibility is to assure that the non-employee members of our Board of Directors, the Chief Executive Officer, other executive officers and key management are compensated effectively and in a manner consistent with our stated compensation strategy, internal equity considerations, competitive practices and the requirements of the appropriate regulatory bodies. The Compensation Committee has overall responsibility for approving and evaluating the compensation of executive officers (including the Chief Executive Officer), key management and outside directors, and administers our long-term incentive programs, including our equity plan.

The Compensation Committee has retained the services of an independent, external compensation consultant. Hewitt Associates served as the consultant until February 2009, at which time the Compensation Committee retained Towers Perrin to replace Hewitt Associates. During 2008, the Compensation Committee also consulted with Towers Perrin on certain compensation matters. The mandate of the consultant is to work for the Compensation Committee in its review of executive and director compensation practices, including the competitiveness of pay levels, executive compensation design issues, market trends and technical considerations. The consultant does not determine or recommend amounts or forms of compensation. The historical and ongoing nature and scope of services rendered by Hewitt Associates and, beginning in February 2009, Towers Perrin on the Compensation Committee’s behalf is described below:

•	competitive market pay analyses, Board of Director pay studies, dilution analyses, and market trends;

•	ongoing support with regard to the latest relevant regulatory, technical, and/or accounting considerations affecting executive compensation and benefit programs;

•	guidance on overall compensation program structure and executive employment agreement terms; and

•	preparation for and attendance at selected management, committee, or Board of Director meetings.

In 2008, Hewitt Associates provided general compensation advice to the Compensation Committee. Also in 2008, Towers Perrin compared the structure of the annual incentive and long-term incentive compensation programs of our executive officers with relevant external competitors and industry groups. The Compensation Committee then used this data in considering potential changes to our incentive compensation programs, particularly as it relates to our equity incentive program.

The Compensation Committee has the final authority to hire and terminate the consultant, and the Compensation Committee evaluates the consultant periodically. Management did not obtain any services from Hewitt Associates or Towers Perrin in 2008 for matters other than for those under the auspices of the Compensation Committee.

Additional information regarding the Compensation Committee and our policies and procedures regarding executive compensation, including the role of executive officers in recommending executive compensation, is provided below under “Compensation Discussion and Analysis.”

Nominating and Governance Committee

The Nominating and Governance Committee presently consists of John J. Haley (Chairperson), Jennifer Laing and David G. Offensend, each of whom is an independent director under the independence standards of the Nasdaq Global Market. The Nominating and Governance Committee held four meetings in 2008.

The Nominating and Governance Committee provides assistance to our Board of Directors by:

•	identifying individuals qualified to become directors and recommending to the Board candidates for all directorships to be filled by the Board or by our stockholders;

•	identifying directors qualified to serve on the committees established by the Board and recommending to the Board members for each committee to be filled by the Board;

•	identifying directors qualified to serve as lead director and recommending to the Board nominees for lead director;

•	developing and recommending to the Board a set of corporate governance principles, including matters of:

•	Board organization, membership and function;

•	committee structure and membership;

•	succession planning for our Chief Executive Officer; and

•	taking a leadership role in shaping our corporate governance.

In identifying and evaluating nominees for director, the Nominating and Governance Committee seeks to ensure that our Board of Directors possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives. The Nominating and Governance Committee also seeks to ensure that the Board is comprised of directors who have broad and diverse backgrounds, possessing knowledge in areas that are important to us. In addition, the Nominating and Governance Committee believes it is important that at least one director has the requisite experience and expertise to be designated as an “audit committee financial expert.” The Nominating and Governance Committee looks at each nominee on a case-by-case basis regardless of who recommended the nominee. In looking at the qualifications of each candidate to determine if their election would further the goals described above, the Nominating and Governance Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. At a minimum, each director nominee must have displayed the highest personal and professional ethics, integrity and values, and sound business judgment. In addition, the Nominating and Governance Committee believes that the following minimum qualifications are necessary for a director to possess to be recommended by the Committee to the Board:

•

A director must be highly accomplished in his or her respective field, with superior credentials and recognition and broad experience at the administrative and/or policy-making level in business, government, education, technology or public interest.

•	A director must have expertise and experience relevant to our business, and be able to offer advice and guidance to the Chief Executive Officer based on that expertise and experience.

•	A director must be independent of any particular constituency, be able to represent all of our stockholders and be committed to enhancing long-term stockholder value.

•	A director must have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of our business.

The Nominating and Governance Committee will consider persons recommended by stockholders to become nominees for election as directors in accordance with the foregoing and other criteria set forth in our Nominating and Governance Committee Charter. Recommendations for consideration by the Nominating and Governance Committee should be sent to our Corporate Secretary in writing, together with appropriate biographical information concerning each proposed nominee. Our By-Laws also set forth certain requirements for stockholders wishing to nominate director candidates directly for consideration by the stockholders. With respect to an election of directors to be held at an annual meeting, a stockholder must, among other things, give notice of an intent to make such a nomination to our Corporate Secretary in advance of the meeting in compliance with the terms and within the time period specified in our By-Laws. Pursuant to our By-Laws, a stockholder must give a written notice of intent to our Corporate Secretary not less than 45 days or more than 75 days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year’s annual meeting of stockholders.

Human Resources Committee

In June 2008, the Board of Directors established the Human Resources Committee of the Board of Directors. The Human Resources Committee presently consists of Robert B. Dubner (Chairperson), Jennifer Laing and Richard J. Stolz. The Human Resources Committee held four meetings in 2008.

The Human Resources Committee provides assistance to our Board of Directors by:

•

assisting management and making recommendations to the Board of Directors regarding human resources matters, other than compensation and benefits matters, for employees of our company other than our Chief Executive Officer;

•	participating in the selection process of key executives; and

•	reviewing and monitoring our company’s succession plan for senior leadership.

Executive Committee

The Executive Committee presently consists of Jon F. Chait (Chairperson), Robert B. Dubner and David G. Offensend. The Executive Committee did not meet in 2008.

The Executive Committee assists the Board in discharging its responsibilities and may exercise all of the authority of the Board in the management of our business affairs, except for changes in our By-Laws, matters specifically designated to other committees and certain other significant corporate matters.

Lead Director

The Nominating and Governance Committee recommends to our Board of Directors nominees for the position of lead director from among the independent directors. The independent directors on our Board of Directors then select a lead director from among the nominees to serve for a term of one year or until a successor is elected by the independent directors. There is no limit to the number of terms a director can serve as lead director. John J. Haley served as our lead director during 2008 and until February 2009, at which time Richard J. Stolz became our lead director. The lead director’s duties and responsibilities include the following:

•	coordinate the activities of the independent directors and serve as a liaison between the independent directors and our Chairman and Chief Executive Officer;

•	chair meetings at which only the independent directors attend;

•

advise our Chairman and Chief Executive Officer as to the quality, quantity and timeliness of the flow of information from management that is necessary for the independent directors to effectively perform their duties;

•	in conjunction with the Chairman and Chief Executive Officer, consider potential conflicts of interest of directors;

•	conduct exit interviews of senior management upon resignation; and

•	recommend to the Chairman and Chief Executive Officer the retention of outside advisors and consultants who report directly to the Board of Directors.

Meetings and Attendance

Our Board of Directors held 13 meetings in 2008. Each of the directors currently serving on our Board of Directors attended at least 75% of the aggregate number of meetings of the Board held in 2008 and meetings held by each committee of the Board on which such director served during the period that the director so served in 2008. Directors are expected to attend our annual meeting of stockholders each year. At the 2008 annual meeting of stockholders, all of the directors then serving were in attendance.

Communications with Board of Directors

You may communicate with our Board of Directors by writing to our Corporate Secretary at Hudson Highland Group, Inc., c/o the Board of Directors (or, at the stockholder’s option, c/o a specific director), 560 Lexington Avenue, 5th Floor, New York, New York 10022. The Corporate Secretary will deliver this communication to the Board or the specified director, as the case may be.

Policies and Procedures Regarding Related Person Transactions

Our Board of Directors has adopted written policies and procedures regarding related person transactions. For purposes of these policies and procedures:

•	a “related person” means any of our directors, executive officers or nominees for director or any of their immediate family members; and

•

a “related person transaction” generally is a transaction (including any indebtedness or a guarantee of indebtedness) in which we were or are to be a participant and the amount involved exceeds $120,000, and in which a related person had or will have a direct or indirect material interest.

Each of our executive officers, directors or nominees for director is required to disclose to the Audit Committee certain information relating to related person transactions for review, approval or ratification by the Audit Committee. Disclosure to the Audit Committee should occur before, if possible, or as soon as practicable after the related person transaction is effected, but in any event as soon as practicable after the executive officer, director or nominee for director becomes aware of the related person transaction. The Audit Committee’s decision whether or not to approve or ratify a related person transaction is to be made in light of the Audit Committee’s determination that consummation of the transaction is not or was not contrary to our best interests. Any related person transaction must be disclosed to the full Board of Directors.

DIRECTOR COMPENSATION

The following table sets forth information regarding the compensation received by each of our directors during 2008, except Mr. Chait who does not receive any compensation for serving as a director and whose compensation as an executive officer is set forth below under “Executive Compensation—Summary Compensation Table.”

Name	Fees Earned or Paid in Cash		Stock Awards(2)	Option Awards(3)(4)	Total
Robert B. Dubner	$80,000		$15,000	$42,963	$137,963
John J. Haley	$116,833		$37,225	$0	$154,058
Jennifer Laing	$73,000		$37,225	$0	$110,225
David G. Offensend	$106,000	(1)	$37,225	$0	$143,225
Richard J. Stolz	$85,000		$15,000	$28,559	$128,559

(1)	Consists of fees of $106,000 that Mr. Offensend elected to receive in the form of an aggregate of 15,123 shares of our common stock pursuant to our Nonqualified Deferred Compensation Plan.
(2)	Reflects the dollar amount we recognized for financial reporting purposes (disregarding the estimate of forfeitures related to service-based vesting conditions) during 2008 in accordance with FAS 123R for all awards of share units granted under our Director Deferred Share Plan. Assumptions used in the calculation of these amounts are included in Note 10 to the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2008.
(3)	Reflects the dollar amount we recognized for financial reporting purposes (disregarding the estimate of forfeitures related to service-based vesting conditions) during 2008 in accordance with FAS 123R for all awards of stock options granted under our Long Term Incentive Plan. Assumptions used in the calculation of these amounts are included in Note 10 to the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2008.
(4)	During 2008, no directors were granted options to purchase shares of our common stock. The aggregate number of outstanding stock options as of December 31, 2008 for each of our directors named above was: Mr. Dubner, 50,000; Mr. Haley, 50,000; Ms. Laing, 40,000; Mr. Offensend, 50,000; and Mr. Stolz, 50,000.

Retainer and Meeting Fees

Each non-employee director is entitled to receive an annual retainer of $25,000 paid in cash and $15,000 paid in share units as described below under “Director Deferred Share Plan,” a fee of $2,000 for each Board and Board committee meeting attended in person and a fee of $1,000 for each telephonic Board and Board committee meeting. The Chairpersons of the Audit Committee and Compensation Committee receive an additional annual retainer of $10,000, and the Chairpersons of the Nominating and Governance Committee and Human Resources Committee receive an additional annual retainer of $5,000. The lead director also receives an additional annual retainer of $10,000. Additionally, directors are reimbursed for out-of-pocket expenses associated with attending meetings of the Board and Board committees.

Director Deferred Share Plan

The $15,000 of share units paid as part of the annual retainer are awarded under our Director Deferred Share Plan. After three years of Board service, a non-employee director will receive annual grants of 2,500 share units in addition to those share units received as part of the annual retainer. On the date of the annual meeting of our stockholders, the retirement account of each non-employee director under the Director Deferred Share Plan is credited with the share units, which fully vest on the date of grant.

Beginning in 2008, the equity award to new non-employee directors changed from a grant of stock options to a grant of deferred share units awarded under our Director Deferred Share Plan. On the date a non-employee director is initially elected or appointed to the Board, the retirement account of that non-employee director under the Director Deferred Share Plan is credited with share units equal to three times the annual retainer, which vest ratably over three years.

All share units are equivalent to one share of our common stock and are payable only in common stock issued under our Long Term Incentive Plan upon a director ceasing service as a Board member.

Stock Options

Until 2008, upon first being elected or appointed as a director, we granted each non-employee director an option to purchase 50,000 shares of our common stock under the terms of our Long Term Incentive Plan. The exercise price for options is the fair market value of a share of our common stock on the date of grant. Options have a term of ten years and become exercisable as follows: 40% immediately on the date of grant, 60% after the first anniversary of the date of grant, 80% after the second anniversary and 100% after the third anniversary. If a director ceases service for any reason other than death, then that portion of the option that is exercisable on the date the director ceases service will remain exercisable for a period of two years after such date and the remaining portion of the option will automatically expire on such date. If the director’s service ceases by reason of the director’s death, then the option will become fully vested and will remain exercisable by the director’s beneficiary for a period of two years after the date of the director’s death. Effective upon a change in control of our company, the option will fully vest and will immediately become exercisable, except if our stockholders will receive capital stock of another corporation in connection with a change of control of our company and our Board of Directors determines that the option will be converted into an option to purchase shares of such capital stock. “Change in control” in the Stock Option Agreements has the same meaning set forth below under “Executive Compensation—Potential Payments Upon Termination or Change in Control—Executive Employment Agreements.”

Nonqualified Deferred Compensation Plan

Until December 31, 2008, our directors could elect to participate in our Nonqualified Deferred Compensation Plan, under which each director was allowed to defer up to 100% of his or her cash retainer fees and meeting attendance fees payable for service as a member of the Board or a committee of the Board. Each director’s compensation was reduced by the amount of all deferrals made on his or her behalf.

Each director who participated in the Nonqualified Deferred Compensation Plan could direct that all or a portion of his or her deferrals were invested in one or more permitted investments. Directors received all interest, dividends and earnings that accrued on amounts deferred pursuant to the Nonqualified Deferred Compensation Plan.

If a director’s service on the Board terminated for any reason the amount remaining in the director’s deferral account was paid or began to be paid to the director six months after the last day of the plan year in which the director’s service on the board terminated.

In December 2008, the Compensation Committee approved the termination of the Nonqualified Deferred Compensation Plan effective January 1, 2009. In 2009, all participants will receive the amounts they had deferred as distributions in cash, except to the extent they had previously elected to receive distributions in shares of our common stock.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

The purpose of this Compensation Discussion and Analysis is to provide material information about the compensation of our executive officers named below under “Executive Compensation—Summary Compensation Table,” which we refer to as our named executive officers. In this section, we provide an analysis and explanation of our executive compensation program and the compensation derived by our named executive officers from this program.

Objectives of the Compensation Program

The central objectives of our compensation program are to attract and retain the talented individuals needed to achieve long-term success and to motivate them to achieve goals designed to enhance long-term shareholder value. The Compensation Committee, which oversees our executive compensation program, believes these goals can best be achieved with a relatively straightforward compensation program consisting of several elements.

Design of the Total Compensation Program

The key executive compensation policies that underpin our total compensation program are as follows:

•	Base salaries are targeted at median market levels for comparable companies.

•	Annual incentives (cash bonuses) are generally designed to provide awards above median market levels for comparable companies for above median performance.

•	Long term incentives provide equity awards, typically in the form of stock options and restricted shares, and are targeted at median market levels for comparable companies.

•	Employee benefits are offered to all eligible employees, including our executive officers, and are targeted at median market levels for comparable companies.

Consequently, our executive officers have the opportunity to earn above median compensation for outstanding performance—both from above median bonuses and from above median appreciation of equity grants resulting from above median performance of our company.

The Compensation Committee believes that providing base salaries, equity compensation and employee benefit programs targeted at median market levels is essential for attracting new talent to the organization. We believe that providing our named executive officers with the ability to earn above market level for bonuses based on above median performance encourages the retention of high performers who strive to consistently beat their established performance targets. Target bonus payouts are set as a percentage of base salary. Actual business performance, measured solely by financial results, not individual performance, determines whether bonus payments are above or below the target level. The Compensation Committee also considers base salary in granting equity awards because the Compensation Committee’s desire is to provide meaningful equity awards (as compared to base salary) for the named executive officers and a few key members of senior management.

Target Compensation Levels and Benchmarking

The Compensation Committee, with the assistance of the independent compensation consultants it retains, reviews the market positioning of total compensation for each of our executive officers. The Compensation Committee last conducted this review in mid-2007. In mid-2008, Towers Perrin reviewed the structure, but not the compensation levels, of the annual incentive and long-term incentive elements of our compensation program for our executive officers with relevant competitors and industry groups. It has been the practice of the Compensation Committee to review the market positioning of total compensation for each of our executive officers on a biennial basis, but given the state of the world economy and its impact on our company’s financial performance, the Compensation Committee does not intend to undertake a market study of total compensation in 2009.

In 2007, at the direction of the Compensation Committee, Hewitt Associates compared the base salary, annual incentives and long-term incentives of a particular officer to executives in similar positions in relevant comparator groups. For all executive officer positions, these comparator companies consisted of U.S.-based and European-based, publicly traded staffing companies. The comparator companies for the positions of chief executive officer and chief financial officer were CDI Corp., Ciber, Inc., Comsys IT Partners, Inc., Kelly Services, Inc., Kforce, Inc., Michael Page International PLC, MPS Group, Inc., Resources Connection, Inc., Robert Half International, Inc., Robert Walters PLC and Spherion Corp. In weighing the relevance of a particular comparator company, the Compensation Committee considered the size and business mix of each comparator in relationship to our company. For the positions other than chief executive officer and chief financial officer, data from Hewitt Associates’ database of consolidated service firms was also used. One data group covered all industries in general and the other covered only service firms. This database was comprised of information from between 32 and 89 companies depending on the position being studied. The data was adjusted for annual revenue size using regression analysis.

The Compensation Committee determined that no adjustments to base salaries or targeted bonus payouts were required in 2007 based on the market data provided by Hewitt Associates, and the Compensation Committee did not make any adjustments based on such data in 2008.

In mid-2008, at the direction of the Compensation Committee, Towers Perrin compared the structure, but not the compensation levels, of the annual incentive and long-term incentive elements of our compensation program for our executive officers with relevant competitors and industry groups. For both annual incentive and long-term incentive compensation, the comparator companies were CDI Corp., Ciber, Inc., Comsys IT Partners, Inc., Kelly Services, Inc., Kforce, Inc., MPS Group, Inc., On Assignment, Inc., Resource Connections, Inc., Robert Half International, Inc., and Spherion Corp. Towers Perrin did not compare the compensation program elements of base salary and benefits provided to our executive officers with the salary and benefits provided by our comparator group of companies.

The Compensation Committee considered the market data provided by Towers Perrin, but determined that no adjustments to the annual incentive or long-term incentive compensation programs were necessary in 2008.

Role of Executive Officers in the Compensation Process

The development of annual incentive targets and the calculation of the actual annual incentives earned are performed by the Executive Vice President, Chief Administrative Officer in conjunction with the Executive Vice President, Chief Financial Officer. These data (incentive targets and actual incentives earned) are then reviewed by the Chief Executive Officer before being presented to the Compensation Committee for discussion and approval. Long term equity incentive grants are recommended to the Chief Executive Officer by various regional business heads and corporate department heads. The Chief Executive Officer then presents his grant recommendations to the Compensation Committee for its discussion and consideration. While the Chief Executive Officer takes an active role in making compensation recommendations for our executive officers, he makes no recommendations concerning any element of his own compensation. Compensation decisions for executive officers other than the Chief Executive Officer are made during regularly scheduled Compensation Committee meetings which are generally attended by a representative of the Compensation Committee’s compensation consultant. Discussions regarding Chief Executive Officer compensation take place in Compensation Committee executive session without the Chief Executive Officer or other executive officers present. The Compensation Committee makes all final decisions on compensation for our executive officers.

Elements of Compensation

Overview

The compensation for our named executive officers is a straightforward system consisting primarily of four elements: (1) a base salary, (2) an annual cash incentive program, (3) eligibility to participate in periodic grants of stock options or restricted shares of stock and (4) benefits. With the exception of Mr. Chait who does not have an employment agreement, each executive officer has signed a standard employment agreement that covers basic terms of employment and that contains both contractual separation payments under certain circumstances and provisions covering a possible change in the control of our company. In general, these agreements provide for a maximum of one year’s salary and target bonus protection for the executive under certain circumstances of separation.

The same compensation policies and decisions cover all of our named executive officers, including our Chief Executive Officer even though he does not have an employment agreement.

Base Salary

The Company does not have a policy of providing annual raises for executive officers; however, the base salary of our named executive officers as a group was last reviewed in mid-2007 as part of a review of total compensation performed for the Compensation Committee by Hewitt Associates, its then current independent compensation consultant. This review was based on the benchmarking described above.

The Compensation Committee did not make any changes to base salary for any of our named executive officers in 2007 as a result of the 2007 review. The Compensation Committee views total target cash compensation (base salary plus target annual incentive) within 10%, plus or minus, of the market median to be appropriate. Based on the information provided by Hewitt Associates in 2007, this standard was met for all the named executive officers with the exception of Mr. Gray. As of 2007, Mr. Gray’s total cash compensation was 17.9% higher than the market median, but given the broad role he plays in our company, the Compensation Committee believed his compensation to be appropriate. Therefore, the Compensation Committee made no changes to either base salaries or target annual incentives in 2007 as a result of the biennial compensation review. In 2008, the Compensation Committee did not make any adjustments to base salaries (other than for Mr. Bielinski as described below) or target annual incentives because the Compensation Committee felt that our named executive officers were compensated appropriately based on the market data provided by Hewitt Associates, internal fairness and our performance.

From May 2008 through October 2008, we asked Mr. Bielinski to take a more direct role in running the Hudson Australia/New Zealand business as its interim chief executive officer. During this period, Mr. Bielinski, whose primary residence is in Illinois, worked two to three weeks per month in Australia. On November 20, 2008, we and Mr. Bielinski entered into an amendment to his standard form employment agreement to provide, among other things, an additional $10,000 per month in salary for each of these six months as consideration for his efforts, and a monthly salary of $22,917 in consideration for the transition support that he provided to the Hudson Australia/New Zealand business from November 2008 through December 2008.

Annual Incentives

The annual incentive program consists of eligibility for a cash bonus based on our actual earnings before interest and taxes, or EBIT, relative to target EBIT set at the beginning of the year by the Compensation Committee. The Compensation Committee has the authority to determine all components of the calculation of EBIT. The achievement of both threshold EBIT (dollars earned) and the percent of EBIT against revenue are required for any bonus to be paid. The Compensation Committee believes that EBIT is a clear, objective standard of measurement which encourages executives to strive toward increased profit generation year-over-year. The intent of the annual incentive program is to provide above market bonus compensation in years where our performance meets or exceeds target levels, but to pay less or no incentive in years where our performance does not meet or exceed target levels.

The Compensation Committee sets performance targets annually at the beginning of the year based on the recommendation of the Chief Executive Officer (with the exception of the Chief Executive Officer’s own target, which is set solely by the Compensation Committee). Target bonus amounts for individual named executive officers are set as a percentage of base salary and are reviewed during the biennial total compensation study to ensure that the target bonus is appropriate considering both internal equity and relevant market competitiveness. Factors considered in setting the performance targets include profit we earned in total, profits earned by one or more of our regional units in the prior year, the current year’s profit budget, desired growth and general economic conditions (for example, higher targets may be set in good economic periods). Historically, the Compensation Committee has set these targets meaningfully above prior year results to stimulate ongoing profit growth from one year to the next. In setting the 2008 performance targets, the Compensation Committee considered our 2007 actual performance, our 2008 budget and its view of the global economic conditions. In all cases, both for our business regions and Consolidated Corporate, targets were set well above 2007 actual results as shown in the table below.

In 2008, the Compensation Committee continued to apply its compensation policies as they relate to setting performance targets consistent with past practices. In January 2008, the Compensation Committee established the 2008 Incentive Compensation Program for the named executive officers, including specific performance targets as described in the preceding paragraph. For the reasons set forth above under the caption “Base Salary”, the Compensation Committee did not make any changes to the target amounts in 2008 and no changes to these target amounts are planned for 2009. In 2009, however, the Compensation Committee has considered the severe global recessionary conditions in setting targets.

For Mr. Chait and Ms. Raymond, achievement of a single consolidated corporate EBIT threshold and target measured in both dollars of EBIT and EBIT as a percentage of revenue was required to earn 50% and 100% payouts, respectively. The EBIT threshold and target for Mr. Chait and Ms. Raymond are set forth in the “Consolidated Corporate” line in the table below. The bonus formula for executive officers other than Mr. Chait, Ms. Raymond and Mr. Bielinski allowed bonuses to be earned in a tranche method based on dollars of EBIT and EBIT as a percentage of revenue results by region (70%) plus a tranche based on consolidated corporate EBIT (30%). The EBIT thresholds and targets for Ms. Noonan and Mr. Gray are set forth in the table below. Mr. Bielinski has both corporate and regional operating responsibilities and, accordingly, his bonus was to be earned based 60% on the consolidated corporate EBIT threshold and target and 40% on the Australia / New Zealand EBIT thresholds and targets shown in the table below.

Reporting Unit	Portion of Bonus	2008 Threshold EBIT $/%	2008 Target EBIT $/%	Increase in Target $ over 2007 Actual
Australia / New Zealand	21%	$25.7/6.3%	$29.5/7.2%	14.8%
Asia	7%	$3.8/6.4%	$4.4/7.4%	15.8%
Europe	21%	$27.9/5.9%	$32.1/5.9%	22.5%
North America	21%	$(4.4)/(2.6)%	$(3.8)/(2.2)%	110.5%
Consolidated Corporate	30%	$19.6/1.5%	$23.6/1.8%	20.4%

Bonus for achievement in excess of the targets was payable equal to 5% of dollars of EBIT earned above the target for Mr. Chait, 0.5% of dollars of EBIT earned above the target for Mr. Bielinski’s business units and ratably for dollars of EBIT earned above the target for the other named executive officers. For Mr. Chait and Mr. Bielinski, the bonus payable was not capped and, for the other named executive officers, the bonus payable was capped at 200% of the executive officer’s target bonus.

In April 2008, the Compensation Committee approved an amendment to the 2008 Incentive Compensation Program providing that, for purposes of determining EBIT to determine whether bonus performance targets have been met, EBIT will be calculated in accordance with generally accepted accounting principles, but, unless otherwise determined by the Compensation Committee, will exclude the effects of gains or losses on the disposition of a business, changes in tax or accounting regulations or laws, changes in the value of individual balance sheet items in excess of $1 million that impact the income statement, and mergers or acquisitions, that in all of the foregoing we identify in our audited financial statements, including footnotes, or the Management’s

Discussion and Analysis section of our annual report. The Compensation Committee approved this amendment to provide more flexibility to exclude from bonus calculations items that generally were driven by actions or events, either positive or negative, beyond our control and items that were unrelated to our current operations.

Due to actual 2008 EBIT performance relative to the 2008 bonus targets, Mr. Chait and Ms. Raymond received no bonus for 2008. Ms. Noonan and Mr. Gray received bonuses of $25,862 and $20,163, respectively, based on the performance of the North America business unit relative to its target. Mr. Bielinski resigned from our company effective December 31, 2008. In recognition of his service to us, the Compensation Committee approved an amendment to Mr. Bielinski’s employment agreement which authorized, among other things, paying him the full amount of his 2008 target bonus of $223,445.

Long-Term Incentives

The Compensation Committee has the authority under the Hudson Highland Group Long Term Incentive Plan to make equity grants to certain employees. Historically, the Compensation Committee has used a mix of stock options and restricted shares, vesting over time, to motivate and retain key executive officers, including our named executive officers. To provide both a financial commitment to a new executive officer and an incentive to drive performance to increase the share price, the named executive officers have been awarded grants of stock options and restricted stock from time to time. Decisions about annual grants are made considering factors of market competitiveness, internal equity, position responsibilities and prior year performance achievements.

In 2007, the Compensation Committee, with the assistance of Hewitt Associates, reviewed the market positioning of the equity incentives for each of our executive officers as described in the benchmarking above. Mr. Chait and Ms. Noonan were determined to be below the market median. Ms. Raymond, Mr. Bielinski and Mr. Gray were determined to be above the market median. In February 2008, the Compensation Committee, considering all of the factors mentioned above, granted 33,000 shares of restricted stock to Mr. Chait (50% vesting on the date of grant and 50% vesting on the first anniversary of the date of grant) and 14,000 shares of restricted stock to each of Ms. Noonan, Mr. Bielinski and Mr. Gray (50% vesting on the date of grant and 50% vesting on the first anniversary of the date of grant). Although Mr. Bielinski and Mr. Gray were determined to be above the market median based on data provided by Hewitt Associates, we made restricted stock grants to each of these executives in recognition of their service to our company. In making these grants, the Compensation Committee considered external market data provided by Hewitt Associates, internal fairness, individual and company performance, available shares under our Long Term Incentive Plan, and the expense to us for these grants. Since Ms. Raymond had received large grants of both stock options and restricted stock in 2005, when she joined our company, and in 2006, we did not make a new grant to her in 2008.

In February 2009, the Compensation Committee, considering all of the factors above, granted 30,000, 22,000 and 14,000 shares of restricted stock to Mr. Chait, Ms. Raymond and Mr. Gray, respectively, pursuant to a new form of restricted stock award agreement that allows awards of restricted stock to vest based on our share price. The shares of restricted stock granted to Mr. Chait, Ms. Raymond and Mr. Gray will vest one-third on each of the first three anniversaries of the grant date, provided that the 20-day average closing price of a share of our common stock on the Nasdaq Global Market meets or exceeds the applicable share price target at anytime on or prior to the anniversary date and the executive remains employed by us on the anniversary date. The share price targets for Mr. Chait, Ms. Raymond and Mr. Gray are $6.00 for one third of the shares of restricted stock, $9.00 for one third of the shares of restricted stock and $12.00 for one third of the shares of restricted stock. With respect to each share price target, such target is deemed to be achieved on the first day following the grant date on which the 20-day average closing price of a share of our common stock meets or exceeds such share price target. If a share price target is not achieved by the fifth anniversary of the grant date, then the executive will forfeit the number of unvested shares of restricted stock that correspond to such share price target.

The Compensation Committee considers grants to executive officers, including our named executive officers, upon a significant change in the status of an officer (hire, promotion, additional responsibility) or annually at its first meeting in the calendar year. The consistency of this practice helps to ensure that the Compensation Committee makes no attempt to coordinate grants with any release of non-public information, either positive or negative.

Grants of equity awards approved by the Compensation Committee become effective seven calendar days following the release of the annual or quarterly earnings period most immediately following the Compensation Committee’s approval with the grant price being the Nasdaq closing price on the date of effectiveness of the grant. If the stock is not traded on this date, the grant price of the stock option will be the Nasdaq closing price on the next day of market activity.

Stock Ownership Guidelines

In connection with the Long Term Incentive Plan, we endorse the policy that stock ownership by senior management, including our named executive officers, is an important factor in aligning the interests of management and stockholders. We have adopted stock ownership guidelines that are intended to encourage stock ownership by management. Under these guidelines, management personnel are expected to own shares of our common stock with a value equal to 100% of their respective base salaries. These share ownership requirements may be met over a period of five years. Share ownership can consist of any combination of shares owned directly by the executive officer, vested but unexercised stock options, shares purchased through the Employee Stock Purchase Plan or shares held in an officer’s 401(k) account. The Compensation Committee reviews compliance with the stock ownership guidelines on an annual basis and will consider an individual’s compliance with the stock ownership guidelines in determining the size of future equity-based grants. Mr. Chait and Ms. Noonan have historically met the ownership guidelines and our other executives covered under the guidelines had been on track to do so. None of the named executive officers sold shares during 2008; however, with the fall of our share price in 2008, none of these executives meet the guidelines at this time. The Compensation Committee remains committed to the goal of significant share ownership by our key executives, but given the current extraordinary time in world financial markets it does not believe executives can reasonably be expected to meet the guidelines at this time, and it has decided to temporarily suspend the timing required to meet our stock ownership guidelines.

Benefits

We provide our employees with customary health care benefits and offer a defined contribution plan (401(k) plan) in lieu of a pension plan to eligible employees, including our named executive officers, who, if they meet the plan eligibility requirements, may elect to participate. Under our 401(k) plan, we have the discretion to make a matching contribution at the end of each plan year to each participant’s account in an amount up to 50% of the participant’s salary reduction contributions for the plan year, taking into account salary reduction contributions between 1% and 6% of the participant’s eligible compensation. Until December 31, 2008, our named executive officers were among the employees also eligible to participate in our Nonqualified Deferred Compensation Plan. The Nonqualified Deferred Compensation Plan enabled our named executive officers to defer up to 25% of their base salaries and up to 100% of cash bonuses. The investment choices and many of the design features of this plan mirrored the 401(k) plan. In December 2008, because of very low participation and high annual administration costs, the Compensation Committee approved the termination of the Nonqualified Deferred Compensation Plan, effective January 1, 2009, as discussed below under “Executive Compensation—Nonqualified Deferred Compensation.” Other than these savings programs, we provide no retirement benefits to employees or supplemental retirement benefits to the executive officers.

Perquisites

We provide no perquisites to our named executive officers as a group. However, in 2008, we provided certain perquisites to Ms. Raymond and Mr. Bielinski as set forth in Footnote 4 to the “Summary Compensation Table.” The perquisite provided to Ms. Raymond was for transportation and was intended primarily to ease her travel schedule so she could devote more time to company business. The perquisite provided to Mr. Bielinski was for one round-trip airplane ticket for his wife from the United States to Australia during the period when Mr. Bielinski was the interim chief executive officer for Hudson Australia/New Zealand and worked two to three weeks per month in Australia. We believe these perquisites are consistent with the central objective of our compensation program, which is to attract and retain the talented individuals needed to achieve long-term success, and to motivate them to achieve goals designed to enhance long-term shareholder value.

Agreements with Named Executive Officers

With the exception of Mr. Chait, who is not covered by an employment agreement, each of the named executive officers has signed a standard form of employment agreement with us. These agreements were put in place to allow us to attract and retain key talent to our business. They are designed to provide reasonable financial security (in general, not exceeding one year’s salary and target bonus) to our executive officers in the event of certain kinds of separations from our company, while providing our company with appropriate releases from potential claims and commitments not to solicit our clients or employees during a set period.

Under the employment agreements, each named executive officer (except Mr. Chait) is entitled to (i) an annual base salary; (ii) eligibility to receive an annual bonus as provided in our Senior Management Bonus Plan; (iii) other benefits of employment comparable to other senior management; (iv) four weeks of vacation plus four personal days per year; (v) severance and health and dental benefits upon termination or non-renewal of employment; and (vi) severance, health and dental benefits, and excise tax gross-up upon a termination of employment after a change in control of our company. In connection with entering into the employment agreements, each named executive officer has executed a Confidentiality, Non-solicitation and Work Product Assignment Agreement with us.

On March 3, 2009, the Compensation Committee approved amended employment agreements with certain of our executive officers, including Ms. Noonan and Mr. Gray, whose employment agreements did not provide that our non-renewal of the executive’s employment agreement will be treated as a termination of the executive’s employment without cause. The amended employment agreements provide that if we do not renew the executive’s employment agreement, then, subject to the executive officer executing our then-current form of general release agreement, the non-renewal will be treated as a termination of the executive’s employment without cause. The Compensation Committee approved these amendments because it views a non-renewal of the employment agreements as comparable to a termination of employment without cause.

On November 20, 2008, we and Mr. Bielinski entered into an amendment to his standard form employment agreement to provide, among other things, that Mr. Bielinski resign from all officer positions he held with us effective December 31, 2008 and that Mr. Bielinski would receive in lieu of severance additional monthly salary from May 1, 2008 through December 31, 2008, accelerated vesting of certain shares of restricted stock and an annual bonus equal to the amount he would have received under the 2008 Incentive Compensation Program at target taking into consideration his additional salary. The Compensation Committee approved this amendment in recognition of Mr. Bielinski’s service to the company, particularly his undertaking of the role of interim chief executive officer of our Hudson Australia/New Zealand business from May 2008 through October 2008, and in consideration for the transition support that he provided to this business from November 2008 through December 2008.

On March 3, 2009, the Compensation Committee approved an amendment to Ms. Noonan’s standard form employment agreement to provide, among other things, that Ms. Noonan resign from her position as Executive Vice President and Chief Administrative Officer and be appointed to the position of Senior Human Resources Officer effective March 1, 2009. Under Ms. Noonan’s amended employment agreement, Ms. Noonan will devote an average of 25 hours per week to our company and will, among other things, receive an annual base salary of $178,750, be eligible to receive an annual bonus as provided in our Senior Management Bonus Plan and have the ability to exercise all of her vested stock options for the maximum term of such options after termination of her employment without cause or non-renewal of her employment agreement. The Compensation Committee approved this amendment because the Board of Directors and Ms. Noonan mutually agreed to reconfigure her job from full-time to part-time.

We have an excise tax gross-up agreement with Mr. Chait. This agreement provides that, after a change in control of our company, if Mr. Chait’s employment is terminated by us other than by reason of death, disability or for cause or by Mr. Chait for good reason, and the payments under the gross-up agreement are “excess parachute payments,” then we will pay Mr. Chait the amount necessary to offset the excise tax imposed by the Internal Revenue Code and any additional taxes on this payment. Mr. Chait, like the other named executive officers, is subject to post-termination confidentiality, non-solicitation and work product assignment covenants pursuant to his Stock Option Agreement as discussed below in “Potential Payments Upon Termination or Change in Control—Stock Option Agreements.”

Additional information regarding these employment agreements can be found in “Disclosure Regarding Summary Compensation Table and Grants of Plan-Based Awards Table” and “Potential Payments Upon Termination or Change in Control.” Additional information regarding the excise tax gross-up agreement can be found in “Potential Payments Upon Termination or Change in Control—Executive Excise Tax Gross-Up Agreement.”

Impact of Tax Treatment on Compensation

Under Section 162(m) of the Internal Revenue Code, the tax deduction available to corporate taxpayers, such as us, is limited with respect to the compensation of certain executive officers unless such compensation is based upon performance objectives meeting certain regulatory criteria or is otherwise excluded from the limitation. The Compensation Committee currently intends, in all appropriate circumstances, to qualify compensation paid to our executive officers for deductibility by us under Section 162(m) of the Internal Revenue Code. Section 409A of the Internal Revenue Code provides, among other things, rules for when compensation may be deferred and when, if deferred, it may be paid. Our compensation plans and agreements are intended to be compliant with Section 409A.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis with our management and, based on such review and discussion, has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Hudson Highland Group, Inc.

COMPENSATION COMMITTEE

David G. Offensend, Chairperson

John J. Haley

Jennifer Laing

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning the compensation earned during 2008 by (i) our Chief Executive Officer, (ii) our Chief Financial Officer, and (iii) our three other most highly compensated executive officers who were serving as executive officers at the end of 2008. The persons named in the table are sometimes referred to herein as the “named executive officers.”

Name and Principal Position	Year	Salary		Bonus			Stock Awards(2)		Option Awards(3)		Non-Equity Incentive Plan Compensation		All Other Compensation			Total
Jon F. Chait, Chairman and Chief Executive Officer	2008 2007 2006	$ $ $	500,000 500,000 500,000	$ $ $	0 437,411 0		$ $ $	223,882 0 0	$ $ $	248,893 566,982 655,179	$ $ $	0 0 0	$ $ $	0 0 11,281	(4)	$ $ $	972,775 1,504,393 1,166,460

Mary Jane Raymond, Executive Vice President and Chief Financial Officer	2008 2007 2006	$ $ $	350,000 350,000 350,000	$ $ $	0 136,084 0		$ $ $	194,962 366,204 604,117	$ $ $	590,388 680,306 674,786	$ $ $	0 0 0	$ $ $	16,900 31,230 31,562	(4)	$ $ $	1,152,250 1,563,824 1,660,465

Margaretta R. Noonan, Executive Vice President and Chief Administrative Officer	2008 2007 2006	$ $ $	275,000 275,000 275,000	$ $ $	0 33,681 0		$ $ $	94,980 0 1,925	$ $ $	70,868 155,690 159,470	$ $ $	25,862 76,355 0	$ $ $	6,900 6,750 6,600	(4)	$ $ $	473,610 547,476 442,995

Donald E. Bielinski, Senior Vice President, Chairman—Hudson Asia Pacific	2008 2007 2006	$ $ $	335,000 275,000 275,000	$ $ $	223,445 62,969 100,000	(1)	$ $ $	111,259 23,946 44,769	$ $ $	0 382,794 258,629	$ $ $	0 28,993 84,604	$ $ $	56,574 6,750 6,600	(4)	$ $ $	726,278 780,452 769,602

Richard S. Gray, Senior Vice President, Marketing and Communications	2008 2007 2006	$ $ $	225,000 225,000 225,000	$ $ $	0 26,244 0		$ $ $	95,119 0 3,282	$ $ $	71,112 155,691 159,528	$ $ $	20,163 59,498 0	$ $ $	6,900 6,750 6,600	(4)	$ $ $	418,294 473,183 394,410

(1)	Consists of a guaranteed bonus of $223,445 paid to Mr. Bielinski pursuant to his amended employment agreement.
(2)	Reflects the dollar amount we recognized for financial reporting purposes (disregarding the estimate of forfeitures related to service-based vesting conditions) during the fiscal year in accordance with FAS 123R for all awards of restricted stock granted during the fiscal year and prior periods under our Long Term Incentive Plan. There were no forfeitures of restricted stock during 2008 by the officers listed above. Assumptions used in the calculation of these amounts are included in Note 10 to the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2008.
(3)	Reflects the dollar amount we recognized for financial reporting purposes (disregarding the estimate of forfeitures related to service-based vesting conditions) during the fiscal year in accordance with FAS 123R for all awards of stock options granted during the fiscal year and prior periods under our Long Term Incentive Plan. There were no forfeitures of stock options during 2008 by the officers listed above, except for Mr. Bielinski, who forfeited 62,500 unvested stock options upon his resignation from our company. Assumptions used in the calculation of these amounts are included in Note 10 to the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2008. We last made a grant of stock options to a named executive officer in February 2007. The exercise price for each of the outstanding option awards for our named executive officers is included below in “Outstanding Equity Awards at December 31, 2008.”
(4)

Consists only of our matching contributions under our 401(k) Savings Plan, except for Ms. Raymond and Mr. Bielinski as described below. Certain personal benefits we provided to the named executive officers are not included in the table because the aggregate amount of such personal benefits for each named executive officer, except for Ms. Raymond and Mr. Bielinski, was less than $10,000. For Ms. Raymond, the dollar amount consists of $6,900 under our matching contribution under our 401(k) Savings Plan and $10,000 we reimbursed Ms. Raymond for car service between our New York office and her primary residence. For Mr. Bielinski, the dollar amount consists of $6,900 under our matching contribution under our 401(k) Savings Plan, $25,384 for earned vacation that was unused as of his termination date, and $24,290 for one round-trip airplane ticket for his wife from the United States to Australia during the period of time he worked two to three weeks per month in Australia as interim chief executive officer of our Hudson Australia/New Zealand business.

Grants of Plan-Based Awards

The following table sets forth information regarding the awards that we made to the named executive officers during 2008 under our 2008 Incentive Compensation Program (“ICP”) and our Long Term Incentive Plan (“LTIP”). The columns under “Estimated Potential Payouts Under Non-Equity Incentive Plan Awards” show the threshold, target and maximum bonus amounts that could have been earned under the 2008 Incentive Compensation Program.

Name	Grant Date	Estimated Potential Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying Options	Exercise Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(2)
		Threshold	Target	Maximum
Jon F. Chait ICP LTIP—Restricted Stock	2/13/08	$375,000	$750,000	Uncapped	33,000	— —	— —	$	— 238,590

Mary Jane Raymond ICP	—	$116,667	$233,450	$446,900	—	—	—		—

Margaretta R. Noonan ICP LTIP—Restricted Stock	2/13/08	$96,250	$192,500	$385,000	— 14,000	— —	— —	$	— 101,220

Donald E. Bielinski ICP LTIP—Restricted Stock	2/13/08	$91,667	$223,445	Uncapped	— 14,000	— —	— —	$	— 101,220

Richard S. Gray ICP LTIP—Restricted Stock	2/13/08	$75,000	$150,000	$300,000	— 14,000	— —	— —	$	— 101,220

(1)	The 2008 threshold and target data and results under our 2008 Incentive Compensation Program for each of our named executive officers is found in “Compensation Discussion and Analysis—Elements of Compensation—Annual Incentives.”
(2)	The dollar amount shown reflects the grant date fair value of the amounts of stock options calculated in accordance with FAS 123R.

Disclosure Regarding Summary Compensation Table and Grants of Plan-Based Awards Table

Executive Employment Agreements

We have Executive Employment Agreements with each of our executive officers, including the named executive officers (except Mr. Chait). Pursuant to the Executive Employment Agreements (other than Mr. Bielinski’s), we agree to employ each of the executives for one-year terms, with automatic, annual extensions of additional one-year terms. The Executive Employment Agreements entitle the executives (other than Mr. Bielinski) to:

•	an annual base salary in the amount of $350,000 for Ms. Raymond, $275,000 for Ms. Noonan (until March 1, 2009 as discussed below) and $225,000 for Mr. Gray;

•	eligibility to receive an annual bonus as provided in our senior management bonus plan;

•	other benefits of employment comparable to other senior management; and

•	four weeks of vacation per year.

Ms. Raymond also is entitled to an allowance for housing in New York, although because such allowance was not needed in 2008, we did not pay her such an allowance in 2008. We have the right to terminate each executive’s employment at any time, subject to the provisions of the Executive Employment Agreements described under “Potential Payments Upon Termination or Change in Control—Executive Employment Agreements.”

On November 20, 2008, we and Mr. Bielinski entered into an amendment to his Executive Employment Agreement to provide, among other things, that Mr. Bielinski resign from all officer positions he held with us effective December 31, 2008. Under Mr. Bielinski’s amended employment agreement, Mr. Bielinski received additional monthly salary of $10,000 from May 1, 2008 through November 1, 2008 in addition to his annual salary of $275,000, accelerated vesting of 7,000 shares of restricted stock that were scheduled to vest in February 2009 and an annual bonus equal to the amount he would have received under the 2008 Incentive Compensation Program at target taking into consideration his additional salary.

On March 3, 2009, the Compensation Committee approved an amendment to Ms. Noonan’s Executive Employment Agreement to provide, among other things, that Ms. Noonan resign from her position as Executive Vice President and Chief Administrative Officer and be appointed to the position of Senior Human Resources Officer effective March 1, 2009. Under Ms. Noonan’s amended Executive Employment Agreement, Ms. Noonan will devote an average of 25 hours per week to our company and will, among other things, receive an annual base salary of $178,750 and be eligible to receive an annual bonus as provided in our Senior Management Bonus Plan.

2008 Incentive Compensation Program

Our Compensation Committee annually sets bonus performance targets to help drive growth in our earnings before income tax (“EBIT”) year over year. For 2008, this growth was measured in both dollars of EBIT and EBIT as a percentage of revenue. EBIT was calculated net of bonuses payable under the program. See “Compensation Discussion and Analysis—Elements of Compensation—Annual Incentives” for a discussion of the EBIT targets and thresholds applicable for the named executive officers.

Restricted Stock

The grants of restricted stock made to our named executive officers in February 2008 vest 50% in July 2008 and 50% on the first anniversary of the grant date. See “Potential Payments Upon Termination or Change in Control—Restricted Stock Agreements” for a description of the terms of the restricted stock triggered upon a termination of a named executive officer or a change in control of our company.

Salary and Bonus In Proportion To Total Compensation

This chart shows the combined salary and bonus for our named executive officers as a percentage of their total compensation in 2008.

Current Named Executive Officer	Salary and Bonus	Total Compensation
Jon F. Chait	51%	$972,775
Mary Jane Raymond	30%	$1,152,250
Margaretta R. Noonan	64%	$473,610
Donald E. Bielinski	77%	$726,278
Richard S. Gray	59%	$418,294

Outstanding Equity Awards at December 31, 2008

The following table sets forth information on outstanding stock option and restricted stock awards held by the named executive officers at December 31, 2008, including the number of shares underlying both exercisable and unexercisable portions of each stock option, the exercise price and expiration date of each outstanding option and the market value of shares of restricted stock that have not vested based on the closing market price for our common stock on December 31, 2008 of $3.35.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options - Exercisable	Number of Securities Underlying Unexercised Options - Unexercisable	Option Exercise Price		Option Expiration Date	Number of Shares of Stock That Have Not Vested	Market Value of Shares of Stock That Have Not Vested
Jon F. Chait	(1)122,250 (2)83,608	0 97,706	$ $	6.83 13.25	4/11/2013 1/18/2015	(11)16,500	$55,275

Mary Jane Raymond	(3)70,000 (4)25,000	70,000 25,000	$ $	25.94 14.53	12/1/2015 5/5/2016	(10)20,000	$67,000

Margaretta R. Noonan	(5)42,000 (2)40,000	0 40,000	$ $	6.83 13.25	4/11/2013 1/18/2015	(11)7,000	$23,450

Donald E. Bielinski	(6)36,000 (7)25,000 (8)12,500	0 0 0	$ $ $	14.08 16.00 16.90	12/14/2014 2/15/2016 2/6/2017	(12)0	$0

Richard S. Gray	(9)18,000 (2)40,000	0 40,000	$ $	9.17 13.25	6/25/2013 1/18/2015	(11)7,000	$23,450

(1)	The options were granted on April 11, 2003 and vest on the anniversary of the grant date in four equal, annual installments.
(2)	The options were granted on January 18, 2005 and vest over four years with 50% vesting on the third anniversary of the grant date and 50% vesting on the fourth anniversary.
(3)	The options were granted on December 1, 2005 and vest over four years with 50% vesting on the third anniversary of the grant date and 50% vesting on the fourth anniversary.
(4)	The options were granted on May 5, 2006 and vest on the anniversary of the grant date in four equal, annual installments.
(5)	The options were granted on April 11, 2003 and vest over three years with 50% vesting on the first anniversary of the grant date, 25% on the second anniversary and 25% on the third anniversary.
(6)	The options were granted on December 14, 2004 and vest on the anniversary of the grant date in four equal, annual installments.
(7)	The options were granted on February 15, 2006 and vest on the anniversary of the grant date in four equal, annual installments. Mr. Bielinski resigned from the company effective December 31, 2008 and forfeited the remaining 25,000 options from this grant that would have vested in equal installments in 2009 and 2010.
(8)	The options were granted on February 6, 2007 and vest on the anniversary of the grant date in four equal, annual installments. Mr. Bielinski resigned from the company effective December 31, 2008 and forfeited the remaining 37,500 options from this grant that would have vested in equal installments in 2009 and 2010.
(9)	The options were granted on June 25, 2003 and vest over three years with 50% vesting on the first anniversary of the grant date, 25% on the second anniversary and 25% on the third anniversary.
(10)	For Ms. Raymond, 40,000 and 20,000 shares of restricted stock were granted on December 1, 2005 and May 5, 2006, respectively, and vest on the anniversary of the grant date in four equal, annual installments.
(11)	For Mr. Chait, 33,000 shares of restricted stock were granted on February 13, 2008, and vested 50% on July 1, 2008 and 50% on February 13, 2009. For each of Ms. Noonan and Mr. Gray, 14,000 shares of restricted stock were granted on February 13, 2008 and vested 50% on July 1, 2008 and 50% on February 13, 2009.

(12)	For Mr. Bielinski, 14,000 shares of restricted stock were granted on February 13, 2008, 50% of which vested on July 1, 2008. Vesting for the remaining 50% was accelerated and occurred on November 20, 2008.

Option Exercises and Stock Vested

The following table sets forth information regarding each exercise of stock options and vesting of restricted stock that occurred during 2008 for each of our named executive officers on an aggregated basis:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Jon F. Chait	0	$0	16,500	$169,620(1)
Mary Jane Raymond	0	$0	15,000	$75,000(1)
Margaretta R. Noonan	0	$0	7,000	$71,960(1)
Donald E. Bielinski	0	$0	17,000	$105,815(1)
Richard S. Gray	0	$0	7,000	$71,960(1)

(1)	Reflects the amount calculated by multiplying the number of shares of restricted stock vested by the market price of our common stock on the vesting date.

Nonqualified Deferred Compensation

The following table sets forth annual executive and company contributions under our Nonqualified Deferred Compensation Plan (a non-qualified defined contribution plan) and each named executive officer’s withdrawals, earnings and year-end balances in that plan:

Name	Executive Contributions in 2008	Registrant Contributions in 2008	Aggregate Earnings in 2008	Aggregate Withdrawals/ Distributions in 2008	Aggregate Balance at December 31, 2008
Jon F. Chait	$0	$0	$0	$0	$0
Mary Jane Raymond	$0	$0	$0	$0	$0
Margaretta R. Noonan	$16,500	$0	$(2,443)	$0	$18,632
Donald E. Bielinski	$136,077	$0	$(65,801)	$0	$300,730
Richard S. Gray	$0	$0	$0	$0	$0

Until December 31, 2008, our executive officers could elect to participate in our Nonqualified Deferred Compensation Plan, under which each executive officer was allowed to elect to defer up to 25% of the executive officer’s base pay for the plan year, and up to 100% of the executive officer’s annual bonus payable with respect to the plan year. Each executive officer’s compensation was reduced by the amount of all deferrals made on his or her behalf.

Each executive officer who participated in the Nonqualified Deferred Compensation Plan could direct that all or a portion of his or her deferrals were invested in one or more permitted investments. Executive officer’s received all interest, dividends and earnings that accrued on amounts deferred pursuant to the Nonqualified Deferred Compensation Plan.

If an executive officer’s employment terminated for any reason the amount remaining in the executive officer’s deferral account was paid or began to be paid to the executive officer six months after the last day of the plan year in which the executive officer’s employment or service terminated.

In December 2008, the Compensation Committee approved the termination of the Nonqualified Deferred Compensation Plan, effective January 1, 2009. In 2009, all participants will receive the amounts they had deferred as distributions in cash, except to the extent they had previously elected to receive distributions in shares of our common stock.

Potential Payments Upon Termination or Change in Control

We have entered into agreements and maintain plans that will require us to provide compensation to the named executive officers in the event of a termination of employment or a change in control of our company. The estimated amount of compensation payable to each named executive officer (other than Mr. Bielinski who resigned as an executive officer effective December 31, 2008) in each situation is listed in the tables below, assuming that the termination and/or change in control of our company occurred at December 31, 2008 and that our common stock is valued at $3.35, the closing market price for our common stock on December 31, 2008. Descriptions of the circumstances that would trigger payments or the provision of other benefits to the named executive officers, how such payments and benefits are determined under the circumstances, material conditions and obligations applicable to the receipt of payments or benefits and other material factors regarding such agreements and plans, and other material assumptions that we have made in calculating the estimated compensation, follow these tables.

Payments and Benefits to Jon F. Chait

	Termination by Company for Cause or by Executive	Termination by Company Without Cause	Death	Disability	Change in Control	Change in Control and Termination by Company Without Cause or by Executive for Good Reason
Severance	$0	$0	$0	$0	$0	$0
Health and Dental Insurance	$0	$0	$0	$0	$0	$0
Excise Tax Gross Up	$0	$0	$0	$0	$0	$0
Gross Up Advisor Fees	$0	$0	$0	$0	$0	$15,000
Vesting of Restricted Stock	$0	$0	$0	$0	$55,275	$0
Vesting of Stock Options	$0	$0	$0	$0	$0	$0
Total	$0	$0	$0	$0	$55,275	$15,000

Payments and Benefits to Mary Jane Raymond

	Termination by Company for Cause or by Executive	Termination by Company Without Cause	Death	Disability	Change in Control	Change in Control and Termination by Company Without Cause or by Executive for Good Reason
Severance	$0	$350,000	$0	$0	$0	$583,450
Health and Dental Insurance	$0	$6,123	$0	$0	$0	$6,123
Excise Tax Gross Up	$0	$0	$0	$0	$0	$0
Gross Up Advisor Fees	$0	$0	$0	$0	$0	$15,000
Vesting of Restricted Stock	$0	$0	$67,000	$0	$67,000	$67,000
Vesting of Stock Options	$0	$0	$0	$0	$0	$0
Total	$0	$356,123	$67,000	$0	$67,000	$671,573

Payments and Benefits to Margaretta R. Noonan

	Termination by Company for Cause or by Executive	Termination by Company Without Cause	Death	Disability	Change in Control	Change in Control and Termination by Company Without Cause or by Executive for Good Reason
Severance	$0	$275,000	$0	$0	$0	$467,500
Health and Dental Insurance	$0	$15,088	$0	$0	$0	$15,088
Excise Tax Gross Up	$0	$0	$0	$0	$0	$0
Gross Up Advisor Fees	$0	$0	$0	$0	$0	$15,000
Vesting of Restricted Stock	$0	$0	$23,450	$0	$23,450	$23,450
Vesting of Stock Options	$0	$0	$0	$0	$0	$0
Total	$0	$290,088	$23,450	$0	$23,450	$521,038

Payments and Benefits to Richard S. Gray

	Termination by Company for Cause or by Executive	Termination by Company Without Cause	Death	Disability	Change in Control	Change in Control and Termination by Company Without Cause or by Executive for Good Reason
Severance	$0	$225,000	$0	$0	$0	$375,000
Health and Dental Insurance	$0	$15,364	$0	$0	$0	$15,364
Excise Tax Gross Up	$0	$0	$0	$0	$0	$0
Gross Up Advisor Fees	$0	$0	$0	$0	$0	$15,000
Vesting of Restricted Stock	$0	$0	$23,450	$0	$23,450	$23,450
Vesting of Stock Options	$0	$0	$0	$0	$0	$0
Total	$0	$240,364	$23,450	$0	$23,450	$428,814

Executive Employment Agreements

We have Executive Employment Agreements with each of our executive officers, including the named executive officers (other than Mr. Chait and Mr. Bielinski). If the executive officer dies during the term of the Executive Employment Agreement, if we terminate the executive officer’s employment as a result of the executive officer’s disability or for cause, or if the executive officer voluntarily terminates employment with us, then we will have no further obligation to the executive officer or his or her estate, except to pay base salary earned through the date of death or termination.

If we terminate the executive officer’s employment without cause or do not renew the executive officer’s employment agreement, then, subject to the executive officer executing our then-current form of general release agreement, the executive officer will be entitled to receive base salary earned through the date of termination, a severance payment equal to his or her then-current base salary, except for Ms. Noonan whose severance payment will equal the greater of her then current base salary or $275,000, for a period of twelve months following such termination made in equal installments on our regular pay dates, our portion of the premiums for providing continued health and dental insurance benefits to the executive officer for twelve months after termination (with only the executive’s portion of such premiums deducted from the executive officer’s severance payment), and, in the case if Ms. Noonan only, to exercise all of her vested stock options for the maximum term of such options. The severance payment, plus accrued interest, will not be paid to the executive officer until six months after the executive officer’s termination, unless the severance payment is less than a certain amount, as prescribed by statute.

After a change in control of our company, if the executive officer’s employment is terminated by us other than by reason of death, disability or for cause or by the executive officer for good reason, then the executive officer is entitled to a lump-sum severance payment equal to the executive officer’s annual base salary immediately prior to termination, except for Ms. Noonan whose lump-sum severance payment will equal the greater of her annual base salary immediately prior to termination or $275,000, and the executive officer’s target annual bonus under our senior management bonus plan for the year in which the termination occurs, plus health and dental insurance benefits for a period of up to twelve months after termination. The Executive Employment Agreements provide that, subject to limited exceptions, if the payments under the Executive Employment Agreements or under any other agreement or plan of our company are “excess parachute payments” for purposes of the Internal Revenue Code, then we will pay the executive officer the amount necessary to offset the 20% excise tax imposed by the Internal Revenue Code and any additional taxes on this payment. The severance payment and the payment to offset any excise tax will be held in a rabbi trust and, with accrued interest, will be paid to the executive officer six months after the executive officer’s termination. In addition, we will bear up to $15,000 of fees of consultants and/or legal or accounting advisors that an executive officer engages to advise him or her as to the computation of this benefit.

The amounts in the tables above for executive officers who have an Executive Employment Agreement assume that:

•	health and dental insurance benefits will continue for twelve months after termination at the current cost per year for each executive officer;

•

for purposes of determining whether any excise tax is triggered, we would be able to overcome any presumption that stock option and restricted stock grants in 2008 were made in contemplation of a change in control pursuant to regulations issued under the Internal Revenue Code; and

•	legal and accounting advisor fees are the maximum possible under the Executive Employment Agreements.

As a condition to entering into the Executive Employment Agreement, each executive officer agreed to keep confidential information of ours confidential and to return such information to us upon termination of employment, to not solicit for one year clients who we provided services during the twelve months preceding the date of the executive officer’s termination and to not solicit or hire for one year any individual we employed on the date of the executive officer’s termination. Each executive officer also agreed that, after termination of employment, the executive officer will not disparage us.

The Executive Employment Agreements define the following terms:

•	“Cause” means:

•

the willful or negligent failure of the executive to perform the executive’s duties and obligations in any material respect, which failure is not cured within fifteen days after receipt of written notice of such failure;

•	acts of dishonesty or willful misconduct by the executive with respect to us;

•	conviction of a felony or violation of any law involving moral turpitude, dishonesty, disloyalty or fraud, or a pleading of guilty or nolo contendere to such charge;

•	repeated refusal to perform the reasonable and legal instructions of the executive’s supervisors;

•	any material breach of the agreement or our confidentiality, non-solicitation and work product assignment agreement; or

•	failure to confirm compliance with our Code of Business Conduct and Ethics after ten days’ written notice requesting confirmation.

•	“Change in control” means:

•	the consummation of a consolidation, merger, share exchange or reorganization involving us, except for certain transactions that do not result in another person acquiring control of us;

•

our stockholders approve a plan of complete liquidation or dissolution of us or an agreement for the sale of substantially all of our assets, other than sale of substantially all of our assets to an entity at least 75% of combined voting power of the voting securities of which are owned by our stockholders in substantially the same proportions as their ownership immediately prior to such sale;

•

any person, with certain exceptions, is or becomes the beneficial owner of our securities representing more than 20% of our outstanding shares of common stock or combined voting power of our outstanding voting securities; or

•

individuals who were directors as of the date of the agreement and any new director whose appointment or election was approved or recommended by a vote of at least two-thirds of the directors then in office who were either directors on the date of agreement or whose appointment or election was previously so approved or recommended cease to constitute a majority of our directors.

•

“Disability” means the executive is unable to perform the executive’s essential job duties and responsibilities due to mental or physical disability for a total of twelve weeks, whether consecutive or not, during any rolling twelve month period.

•	“Good reason” means:

•	any breach of the Executive Employment Agreement by us, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith that we remedy promptly after receipt of notice;

•

any reduction in the executive’s base salary, percentage of base salary available as incentive compensation or bonus opportunity or benefits, in each case relative to those most favorable to the executive in effect during the 180-day period prior to a change in control;

•

the removal of the executive from, or failure to reelect or reappoint the executive to, any of the positions held with us on the date of a change in control or any other positions to which the executive is thereafter elected or appointed;

•

a good faith determination by the executive that there has been a material adverse change in the executive’s working conditions or status with us relative to the most favorable working conditions or status during the 180-day period prior to a change in control;

•

the relocation of the executive’s principal place of employment to a location more than 50 miles from the executive’s principal place of employment on the date 180 days prior to a change in control; or

•	we require the executive to travel on our business 20% in excess of the average number of days per month the executive was required to travel during the 180-day period prior to the change in control.

Amended Executive Employment Agreement

On November 20, 2008, we and Mr. Bielinski entered into an amendment to his Executive Employment Agreement to provide, among other things, that Mr. Bielinski resign from all officer positions he held with us effective December 31, 2008. Under Mr. Bielinski’s amended employment agreement, Mr. Bielinski received additional monthly salary of $10,000 from May 1, 2008 through November 1, 2008 in addition to his annual salary of $275,000, accelerated vesting of 7,000 shares of restricted stock that were scheduled to vest in February 2009 and an annual bonus equal to the amount he would have received under the 2008 Incentive Compensation Program at target taking into consideration his additional salary. The amounts Mr. Bielinski received are fully disclosed in the Summary Compensation Table and Option Exercises and Stock Vested table above.

As a condition to receiving the bonus payment, Mr. Bielinski was required to execute a general release and waiver of claims in favor of us. As a condition to entering into the amended employment agreement,

Mr. Bielinski agreed to keep confidential information of ours, to not solicit for one year clients who we provided services during the twelve months preceding the date of his termination and to not solicit or hire for one year any individual we employed on the date of his termination. Mr. Bielinski also agreed that, after termination of employment, he will not disparage us.

Executive Excise Tax Gross-Up Agreement

We have an Executive Excise Tax Gross-Up Agreement (the “Gross-Up Agreement”) with Mr. Chait. The Gross-Up Agreement provides that, after a change in control of our company, if Mr. Chait’s employment is terminated by us other than by reason of death, disability or for cause or by Mr. Chait for good reason, subject to limited exceptions, and the payments under the Gross-Up Agreement or under any other agreement with or plan of our company are “excess parachute payments” for purposes of the Internal Revenue Code, then we will pay Mr. Chait the amount necessary to offset the 20% excise tax imposed by the Internal Revenue Code and any additional taxes on this payment. Any payment made by us to offset Mr. Chait’s excise tax will be held in a rabbi trust and will not be paid to Mr. Chait until six months after his termination. In addition, we will bear up to $15,000 of fees of consultants and/or legal or accounting advisors Mr. Chait engages to advise him as to the computation of this benefit.

The amounts in the table above for Mr. Chait assume that:

•

for purposes of determining whether any excise tax is triggered, we would be able to overcome any presumption that stock option and restricted stock grants in 2008 were made in contemplation of a change in control pursuant to regulations issued under the Internal Revenue Code; and

•	legal and accounting advisor fees are the maximum possible under the Executive Employment Agreements.

The Gross-Up Agreement defines the following terms:

•	“Cause” means:

•

the willful or negligent failure of the executive to perform the executive’s duties and obligations in any material respect, which failure is not cured within fifteen days after receipt of written notice of such failure;

•	acts of dishonesty or willful misconduct by the executive with respect to us; or

•	conviction of a felony or violation of any law involving moral turpitude, dishonesty, disloyalty or fraud, or a pleading of guilty or nolo contendere to such charge.

•	“Change in Control” has the same meaning set forth above under “—Executive Employment Agreements.”

•	“Disability” has the same meaning set forth above under “—Executive Employment Agreements.”

•

“Good Reason” has the same meaning set forth above under “—Executive Employment Agreements” and also includes any voluntary termination of employment by the executive at any time following the date that three months after a change in control.

Restricted Stock Agreements

When we make grants of restricted stock to our executive officers, including the named executive officers, we enter into Restricted Stock Agreements with such executive officers that contain provisions that are triggered upon a termination of an executive officer or a change in control of our company. If an executive officer ceases to be employed by us for any reason other than death, then the shares of restricted stock that have not yet become fully vested will automatically be forfeited. If the executive officer’s employment terminates by reason of the executive officer’s death, then the shares of restricted stock that have not yet become fully vested will automatically become fully vested and the restrictions imposed upon the restricted stock will immediately lapse. Effective upon a change in control of our company, the shares of restricted stock will fully vest and the restrictions imposed on the restricted stock will immediately lapse. The amounts in the tables above include the value attributable to unvested restricted stock held by our named executive officers valued at the closing price of our common stock on December 31, 2008.

As a condition to the grant of the restricted stock, the Restricted Stock Agreements provide that the executive officer will agree to keep confidential information of ours confidential during and after employment and to return such information to us upon termination of employment, not to solicit for one year clients to whom we provided services during the twelve months preceding the date of the executive officer’s termination and not to solicit or hire for one year any individual we employed as of the date of the executive officer’s termination. “Change in control” in the Restricted Stock Agreements has the same meaning set forth above under “Executive Employment Agreements.”

Stock Option Agreements

When we make grants of options to our executive officers, including the named executive officers, we enter into Stock Option Agreements with such executive officers that contain provisions that are triggered upon a termination of an executive officer or a change in control of our company. If we terminate the executive officer’s employment for cause, then any option held by the executive officer will immediately terminate and cease to be exercisable. If an executive officer ceases to be employed by us for any reason other than death or for cause, then that portion of the option which is exercisable on the date of the executive officer’s termination of employment will remain exercisable for a period of six months after such date and the remaining portion of the option will automatically expire on such date. If the executive officer’s employment terminates by reason of the executive officer’s death, then the option will become fully vested and will remain exercisable by the executive officer’s beneficiary for a period of one year after the date of the executive officer’s death. Effective upon a change in control of our company, the option will fully vest and will immediately become exercisable, except if our stockholders will receive capital stock of another corporation in connection with a change in control of our company and our Board of Directors determines that the option will be converted into an option to purchase shares of such capital stock. The amounts in the tables above include the value attributable to unvested stock options held by our named executive officers valued at the amount by which the closing price of our common stock on December 31, 2008 exceeds the exercise price of the unvested options.

As a condition to the grant of the option, the Stock Option Agreements provide that the executive officer will agree to keep confidential information of ours confidential during and after employment and to return such information to us upon termination of employment, not to solicit for one year clients to whom we provided services during the twelve months preceding the date of the executive officer’s termination and not to solicit or hire for one year any individual we employed as of the date of the executive officer’s termination. “Cause” and “change in control” in the Stock Option Agreements have the same meanings set forth above under “Executive Employment Agreements.”

APPROVAL OF THE HUDSON HIGHLAND GROUP, INC.

2009 INCENTIVE STOCK AND AWARDS PLAN

Summary of Proposal

General. Our Board of Directors is seeking approval from our stockholders of the Hudson Highland Group, Inc. 2009 Incentive Stock and Awards Plan, including the authority to issue 1,600,000 shares of our Common Stock under the 2009 Plan, as such number may be adjusted. We currently have one incentive plan in effect, the Hudson Highland Group, Inc. Long Term Incentive Plan. The two complementary goals of the 2009 Plan are to attract and retain outstanding individuals to serve as officers, directors, employees and consultants or other independent contractors to our Company and to increase stockholder value. Through the approval of the 2009 Plan, the Board seeks to provide a direct link between stockholder value and compensation awards by authorizing awards of shares of our Common Stock, monetary payments based on the value of our Common Stock and other incentive compensation awards that are based on our financial performance.

In addition to these important goals, the 2009 Plan is being proposed to achieve the following improvements and objectives:

•	Compliance with current statutes and regulations;

•	Improvement of administrative efficiency and flexibility;

•	Consideration of stockholder advisory group policies; and

•	Authorization of shares to continue to meet our compensation goals for future years.

All awards granted under the Long Term Incentive Plan that are still outstanding upon the approval of the 2009 Plan will remain outstanding and will continue to be subject to all of the terms and conditions of the Long Term Incentive Plan. As of March 18, 2009, there were 2,048,575 shares subject to outstanding options and 435,000 shares subject to unvested restricted stock awards granted under the Long Term Incentive Plan. Our Amended and Restated Certificate of Incorporation authorizes the issuance of 100,000,000 shares of Common Stock, and as of March 18, 2009, there were 25,246,404 shares of Common Stock issued and outstanding. The market value of one share of Common Stock as of the close of market on March 18, 2009 was $0.93.

The Long Term Incentive Plan first became effective upon its approval by our stockholders on March 12, 2003. As of March 18, 2009, 24,120 shares remain available for additional grants under the Long Term Incentive Plan. Upon our stockholders’ approval of the 2009 Plan, the Long Term Incentive Plan will terminate and no new awards will be granted under the Long Term Incentive Plan.

The following is a summary of the material provisions of the 2009 Plan. A copy of the 2009 Plan is attached to this Proxy Statement as Exhibit A and is incorporated by reference into this Proxy Statement in its entirety. This summary is subject to the language of the 2009 Plan and the text of the 2009 Plan shall control if there is any inconsistency between this summary and the 2009 Plan text.

Administration and Eligibility. The 2009 Plan will be administered by the Compensation Committee (the “Committee”) of Hudson Highland Group, Inc. (the “Company”), which will have the authority to interpret the provisions of the 2009 Plan; make, change and rescind rules and regulations relating to the 2009 Plan; and make changes to, or reconcile any inconsistency in, any award or agreement covering an award. The Committee may designate any of the following as a participant under the 2009 Plan: any officer or other employee of the Company or its affiliates or individuals engaged to become an officer or employee, consultants or other independent contractors who provide services to the Company or its affiliates and non-employee directors of the Company. The Company currently has five non-employee directors. The selection of participants will be based upon the Committee’s opinion that the participant is in a position to contribute materially to the Company’s continued growth and development and to its long-term financial success.

Types of Awards. Awards under the 2009 Plan may consist of incentive awards, stock options, stock appreciation rights, performance shares, performance units, shares of Common Stock, restricted stock, restricted stock units or other stock-based awards as determined by the Committee. If the 2009 Plan is approved, then the Committee may grant any type of award to any participant it selects, but only employees of the Company or its subsidiaries may receive grants of incentive stock options. Awards may be granted alone or in addition to, in tandem with, or in substitution for any other award (or any other award granted under another plan of the Company or any affiliate). In addition, the Committee is authorized to provide or make awards in a manner that complies with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, so that the awards will avoid a plan failure as described in Section 409A(1). The Committee’s authorization includes the authority to defer payments or wait for specified distribution events, as provided in Section 409A(2).

Shares Reserved under the 2009 Plan. The 2009 Plan provides that an aggregate of 1,600,000 shares of Common Stock, plus any shares subject to awards granted under the Long Term Incentive Plan that would again become available for new grants under the terms of such plan if such plan were still in effect, are reserved for issuance under the 2009 Plan, subject to adjustment as described below. The number of shares reserved for issuance will be depleted on the grant date of an award by the maximum number of shares of Common Stock, if any, with respect to which such award is granted.

In general, (a) if an award granted under the 2009 Plan lapses, expires, terminates or is cancelled without the issuance of shares under, or the payment of other compensation with respect to shares covered by, the award, (b) if it is determined during or at the conclusion of the term of an award that all or some portion of the shares with respect to which the award was granted will not be issuable, or that other compensation with respect to shares covered by the award will not be payable, (c) if shares are forfeited under an award, (d) if shares are issued under any award and the Company reacquires them pursuant to rights reserved by the Company upon the issuance of the shares, (e) if shares are tendered or withheld to satisfy federal, state or local tax withholding obligations, or (f) if shares are tendered or withheld in payment of the exercise price of an outstanding stock option or as a result of the net settlement of an outstanding stock appreciation right, then such shares may again be used for new awards under the Plan. Shares that are purchased by the Company using proceeds from option exercises may never be made available for issuance under the 2009 Plan.

No participant may be granted awards under the 2009 Plan that could result in such participant:

•	receiving options for, and/or stock appreciation rights with respect to, more than 500,000 shares of Common Stock during any fiscal year of the Company;

•	receiving awards of restricted stock and/or restricted stock units relating to more than 250,000 shares of Common Stock during any fiscal year of the Company;

•

receiving, with respect to an award of performance shares and/or an award of performance units the value of which is based on the fair market value of a share of Common Stock, payment of more than 500,000 shares of Common Stock in respect of any period of two consecutive fiscal years of the Company, or for more than 750,000 shares of Common Stock in respect of any period of three consecutive fiscal years of the Company;

•	receiving, with respect to an annual incentive award in respect of any single fiscal year of the Company, a cash payment of more than $3,000,000;

•

receiving, with respect to a long-term incentive award and/or an award of performance units the value of which is not based on the fair market value of a share of Common Stock, a cash payment of more than $6,000,000 in respect of any period of two consecutive fiscal years of the Company or of more than $9,000,000 in respect of any period of three consecutive fiscal years of the Company; or

•	receiving other stock-based awards relating to more than 250,000 shares of Common Stock during any fiscal year of the Company.

Each of these limitations is subject to adjustment as described below.

Options. If the 2009 Plan is approved, then the Committee will have the authority to grant stock options and to determine all terms and conditions of each stock option. Stock options will be granted to participants at such time as the Committee will determine. The Committee will also determine the number of options granted, whether an option is to be an incentive stock option or non-qualified stock option and the grant date for the option, which may not be any date prior to the date that the Committee approves the grant. The Committee will fix the option price per share of Common Stock, which may never be less than the fair market value of a share of Common Stock on the date of grant. The Committee will determine the expiration date of each option except that the expiration date may not be later than ten years after the date of grant. Options will be exercisable at such times and be subject to such restrictions and conditions as the Committee deems necessary or advisable. Under the 2009 Plan, participants do not have a right to receive dividend payments or dividend equivalent payments with respect to shares of Common Stock subject to an outstanding stock option award.

Stock Appreciation Rights. If the 2009 Plan is approved, then the Committee will have the authority to grant stock appreciation rights, which are also referred to as SARs. A SAR is the right of a participant to receive cash in an amount, and/or Common Stock with a fair market value, equal to the appreciation of the fair market value of a share of Common Stock during a specified period of time. The 2009 Plan provides that the Committee will determine all terms and conditions of each stock appreciation right including (i) whether the SAR is granted independently of a stock option or relates to a stock option, (ii) the grant date, which may not be a date prior to the date the Committee approves the grant, (iii) the number of shares of Common Stock to which the SAR relates, (iv) the grant price, which may never be less than the fair market value of the Common Stock subject to the SAR as determined on the date of grant, (v) the terms and conditions of exercise or maturity, including vesting, (vi) a term that must be no later than ten years after the date of grant, and (vii) whether the SAR will settle in cash, Common Stock or a combination of the two. Under the 2009 Plan, participants do not have a right to receive dividend payments or dividend equivalent payments with respect to shares of Common Stock subject to an outstanding SAR award.

Performance and Stock Awards. If the 2009 Plan is approved, then the Committee will have the authority to grant awards of shares of Common Stock, restricted stock, restricted stock units, performance shares or performance units. Restricted stock means shares of Common Stock that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of corporate, subsidiary or business unit performance goals established by the Committee and/or upon the completion of a period of service. Restricted stock unit means the right to receive cash and/or shares of Common Stock the value of which is equal to the fair market value of one share, to the extent corporate, subsidiary or business unit performance goals established by the Committee are achieved. Performance shares means the right to receive shares of Common Stock to the extent corporate, subsidiary or business unit performance goals established by the Committee are achieved. Performance units means the right to receive cash and/or shares of Common Stock valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of Common Stock, to the extent corporate, subsidiary or business unit performance goals established by the Committee are achieved.

The Committee will determine all terms and conditions of the awards including (i) the number of shares of Common Stock and/or units to which such award relates, (ii) whether performance goals must be achieved for the participant to realize any portion of the benefit provided under the award, (iii) the length of the vesting and/or performance period and, if different, the date that payment of the benefit will be made, (iv) with respect to performance units, whether to measure the value of each unit in relation to a designated dollar value or the fair market value of one or more shares of Common Stock, and (v) with respect to performance units and restricted stock units, whether the awards will settle in cash, in shares of Common Stock, or in a combination of the two. Under the 2009 Plan, participants do not have a right to receive dividend payments or dividend equivalent payments with respect to unearned shares of Common Stock under a performance share, performance unit or restricted stock unit award.

For purposes of the 2009 Plan, performance goals mean any goals the Committee establishes that relate to one or more of the following with respect to the Company or any one or more of its subsidiaries, affiliates or other business units: revenues; gross margin; expenses; cost reductions; income, including net income, operating income, income from continuing operations or margins; earnings or earnings per share, including before taxes, income taxes, interest, other non-operating expense, special charges, and/or depreciation and amortization; cash flow; debt; ratio of debt to equity or other financial measure that appears on the Company’s financial statements or is derived from one or more amounts that appear on the Company’s financial statements; return on stockholders equity, capital, assets or other financial measure that appears on the Company’s financial statements or is derived from one or more amounts that appear on the Company’s financial statements; working capital or any of its components, including accounts receivable or accounts payable; assets; stock price; dividend payments; economic value added; market share or a combination of any of the foregoing. In addition, in the case of awards that the Committee determines will not be considered “performance-based compensation” under Internal Revenue Code Section 162(m), the Committee may establish other performance goals not listed in the 2009 Plan.

As to each performance goal, the relevant measurement of performance shall be computed in accordance with generally accepted accounting principles, but, unless otherwise determined by the Committee and to the extent consistent with Code Section 162(m), will exclude the effects of (i) gains or losses on the disposition of a business, (ii) changes in tax or accounting principles, regulations or laws, (iii) changes in the value of individual balance sheet items in excess of $1,000,000 that impact the income statement, and (iv) mergers or acquisitions, that in all of the foregoing the Company identifies in its audited financial statements, including footnotes, or the Management’s Discussion and Analysis section of the Company’s annual report. Also, the Committee may, to the extent consistent with Code Section 162(m), appropriately adjust any evaluation of performance under a performance goal to exclude any of the following events that occurs during a performance period: (i) litigation, claims, judgments or settlements; (ii) the effects of changes in other laws or regulations affecting reported results; (iii) accruals of any amounts for payment under this Plan or any other compensation arrangements maintained by the Company; (iv) discontinued operations; (v) charges for reorganizing and restructuring; and (vi) extraordinary, unusual and/or non-recurring items of gain or loss.

Other Stock-Based Awards. If the 2009 Plan is approved, then the Committee will have the authority to grant other types of awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, shares of Common Stock, either alone or in addition to or in conjunction with other awards, and payable in shares of Common Stock or cash. Such awards may include shares of unrestricted Common Stock, which may be awarded, without limitation, as a bonus, in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or upon the attainment of performance goals or otherwise, or rights to acquire shares of Common Stock from the Company. The Committee will determine all terms and conditions of the award, including the time or times at which such award will be made and the number of shares of Common Stock to be granted pursuant to such award or to which such award will relate. Any award that provides for purchase rights must be priced at 100% of the fair market value of a share of Common Stock on the date of the award.

Incentive Awards. If the 2009 Plan is approved, then the Committee will have the authority to grant annual and long-term incentive awards. An incentive award is the right to receive a cash payment to the extent performance goals are achieved. The Committee will determine all terms and conditions of an annual or long-term incentive award, including the performance goals, performance period, the potential amount payable, the type of payment and the timing of payment. The Committee must require that payment of all or any portion of the amount subject to the incentive award is contingent on the achievement or partial achievement of one or more performance goals during the period the Committee specifies. The Committee may deem that performance goals subject to an award are achieved upon a participant’s death, disability or retirement or such other circumstances as the Committee may specify. The performance period for an incentive award must relate to a period of at least one of the Company’s fiscal years, and the performance period for a long-term incentive award must relate to a period of more than one of the Company’s fiscal years, except in each case, if the award is made at the time of commencement of employment with the Company or on the occasion of a promotion, then the award may relate to a shorter period. Payment of an incentive award will be in cash except to the extent the Committee determines that payment will be in shares of Common Stock or restricted stock, either on a mandatory basis or at the election of the participant receiving the award, having a fair market value at the time of the payment equal to the amount payable according to the terms of the incentive award.

Amendment of Minimum Vesting and Performance Periods. Notwithstanding the requirements for minimum vesting and/or performance period for an award included in the 2009 Plan, the Plan provides that the Committee may impose, at the time an award is granted or any later date, a shorter vesting and/or performance period to take into account a participant’s hire or promotion, or may accelerate the vesting or deem an award earned, in whole or in part, on a participant’s death, disability or retirement or a change in control of the Company.

Transferability. Awards are not transferable other than by will or the laws of descent and distribution, unless the Committee allows a participant to (i) designate in writing a beneficiary to exercise the award or receive payment under the award after the participant’s death, (ii) transfer an award to the former spouse of the participant as required by a domestic relations order incident to a divorce, or (iii) transfer an award; provided that the participant may not receive consideration for such a transfer of an award.

Adjustments. If (i) the Company is involved in a merger or other transaction in which shares of Common Stock are changed or exchanged, (ii) the Company subdivides or combines shares of Common Stock or declares a dividend payable in shares of Common Stock, other securities or other property, (iii) the Company effects a cash dividend that exceeds 10% of the trading price of the shares of Common Stock or any other dividend or distribution in the form of cash or a repurchase of shares of Common Stock that the Board determines is special or extraordinary or that is in connection with a recapitalization or reorganization, or (iv) any other event shall occur, which in the case of this clause (iv), that in the judgment of the Committee requires an adjustment to prevent dilution or enlargement of the benefits intended to be made available under the 2009 Plan, then the Committee will, in a manner it deems equitable, adjust any or all of (A) the number and type of shares of Common Stock subject to the 2009 Plan and which may, after the event, be made the subject of awards; (B) the number and type of shares of Common Stock subject to outstanding awards; (C) the grant, purchase or exercise price with respect to any award; and (D) to the extent such discretion does not cause an award that is intended to qualify as performance-based compensation under Code Section 162(m) to lose its status as such, the performance goals of an award. In any such case, the Committee may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award.

The Committee may, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, and without affecting the number of shares of Common Stock otherwise reserved or available under the 2009 Plan, authorize the issuance or assumption of awards upon terms it deems appropriate.

Term of Plan. Unless earlier terminated by the Board of Directors, the 2009 Plan will remain in effect until the earlier of (i) the date that is ten years from the date the plan is approved by the Company’s stockholders, which is the effective date for the plan, or (ii) the date all shares reserved for issuance have been issued.

Termination and Amendment. The Board of Directors or the Committee may amend, alter, suspend, discontinue or terminate the 2009 Plan at any time, subject to the following limitations:

•	the Board must approve any amendment to the 2009 Plan if the Company determines such approval is required by prior action of the Board, applicable corporate law or any other applicable law;

•

stockholders must approve any amendment to the 2009 Plan if the Company determines that such approval is required by Section 16 of the Securities Exchange Act of 1934, the Internal Revenue Code, the listing requirements of any principal securities exchange or market on which the shares are then traded or any other applicable law; and

•

stockholders must approve any amendment to the 2009 Plan that materially increases the number of shares of Common Stock reserved under the 2009 Plan or the limitations stated in the 2009 Plan on the number of shares of Common Stock that participants may receive through an award or that amends the provisions relating to the prohibition on re-pricing of outstanding options and SARs.

The Committee may modify or amend any award, or waive any restrictions or conditions applicable to any award or the exercise of the award, or amend, modify or cancel any terms and conditions applicable to any award, in each case by mutual agreement of the Committee and the award holder, so long as any such action does not increase the number of shares of Common Stock issuable under the 2009 Plan. The Committee need not obtain the award holder’s consent for any such action that is permitted by the adjustment provisions of the 2009 Plan or for any such action: (i) to the extent the Committee deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Common Stock is then traded; (ii) to the extent the Committee deems such action is necessary to preserve favorable accounting or tax treatment of any award for the Company; or (iii) to the extent the Committee determines that such action does not materially and adversely affect the value of an award or that such action is in the best interest of the award holder. The 2009 Plan also provides that the Committee shall have the authority to modify or amend any award granted under the Long Term Incentive Plan to waive restrictions or conditions applicable to any such award or to include award terms consistent with the permitted terms of awards granted under the 2009 Plan, except that the Committee is prohibited from repricing awards as discussed below.

The authority of the Board and the Committee to terminate or modify the 2009 Plan or awards will extend beyond the termination date of the 2009 Plan. In addition, termination of the 2009 Plan will not affect the rights of participants with respect to awards previously granted to them, and all unexpired awards will continue in force and effect after termination of the 2009 Plan except as they may lapse or be terminated by their own terms and conditions.

Repricing Prohibited. Except for the adjustments provided for in the 2009 Plan, neither the Committee nor any other person may decrease the exercise price for any outstanding stock option or SAR after the date of grant, cancel an outstanding stock option or SAR in exchange for cash (other than cash equal to the excess of the fair market value of the shares subject to such stock option or SAR at the time of cancellation over the exercise or grant price for such shares), or allow a participant to surrender an outstanding stock option or SAR to the Company as consideration for the grant of a new stock option or SAR with a lower exercise price.

Foreign Participation. To assure the viability of awards granted to participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, the 2009 Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using the 2009 Plan in a foreign country will not affect the terms of the 2009 Plan for any other country.

Certain U.S. Federal Income Tax Consequences. The following summarizes certain U.S. federal income tax consequences relating to the 2009 Plan under current tax law.

Tax Consequences of Stock Options. The grant of a stock option will create no income tax consequences to the Company or the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock at such time over the exercise price. The Company will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Upon the participant’s subsequent disposition of the shares of Common Stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Common Stock on the exercise date.

In general, a participant will recognize no income or gain as a result of exercise of an incentive stock option (except that the alternative minimum tax may apply). Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of the Common Stock acquired pursuant to the exercise of an incentive stock option and the Company will not be allowed a deduction. If the participant fails to hold the shares of Common Stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of (a) the gain realized on the disposition, or (b) the excess of the fair market value of the shares of Common Stock on the exercise date over the exercise price. The Company will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

Stock Appreciation Rights. The grant of a stock appreciation right will create no income tax consequences to the Company or the recipient. Upon the exercise or maturity of a stock appreciation right, the participant will recognize ordinary income equal to the amount of cash and the fair market value of any shares received. The Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If shares are delivered under the stock appreciation right, upon the participant’s subsequent disposition of the shares, the participant will recognize capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis, i.e., the fair market value of the shares on the date the participant received the shares.

Restricted Stock. Generally, a participant will not recognize income and the Company will not be entitled to a deduction at the time an award of restricted stock is made, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time (less the amount, if any, the participant paid for such restricted stock). The Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Common Stock on the date the restrictions lapse. Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and the Company will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then the Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by the Company. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to deduct any loss. In addition, the Company would then be required to include as ordinary income the amount of any deduction the Company originally claimed with respect to such shares.

Performance Shares. The grant of performance shares will create no income tax consequences for the Company or the participant. Upon the participant’s receipt of shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. The

Company will generally be entitled to a deduction in the same amount and at the same time as income is recognized by the participant. Upon the participant’s subsequent disposition of the shares, the participant will recognize capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis, i.e., the fair market value of the shares on the date the participant received the shares.

Performance Units and Restricted Stock Units. The grant of a performance unit or restricted stock unit will create no income tax consequences to the Company or the participant. Upon the participant’s receipt of cash and/or shares at the end of the applicable performance or vesting period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and the Company will be entitled to a corresponding deduction in the same amount and at the same time. If performance units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis, i.e., the fair market value of the shares on the date the employee received the shares.

Incentive Awards. A participant who is paid an incentive award will recognize ordinary income equal to the amount of cash paid, and the Company will be entitled to a corresponding deduction in the same amount and at the same time.

Withholding. In the event the Company is required to withhold any federal, state or local taxes or other amounts in respect of any income recognized by a participant as a result of the grant, vesting, payment or settlement of an award or disposition of any shares of Common Stock acquired under an award, the Company may deduct from any payments of any kind otherwise due the participant cash, or with the consent of the Committee, shares of Common Stock otherwise deliverable or vesting under an award, to satisfy such tax obligations. Alternatively, the Company may require such participant to pay to the Company or make other arrangements satisfactory to the Company regarding the payment to the Company of the aggregate amount of any such taxes and other amounts. If shares of Common Stock are deliverable on exercise or payment of an award, then the Committee may permit a participant to satisfy all or a portion of the federal, state and local withholding tax obligations arising in connection with such award by electing to (i) have the Company withhold shares otherwise issuable under the award, (ii) tender back shares received in connection with such award, or (iii) deliver other previously owned shares, in each case having a fair market value equal to the amount to be withheld. However, the amount to be withheld may not exceed the total minimum tax withholding obligations associated with the transaction to the extent needed for the Company to avoid an accounting charge.

Additional Taxes Under Section 409A. If an award under the 2009 Plan is considered non-qualified deferred compensation and such award is neither exempt from nor compliant with the requirements of Internal Revenue Code Section 409A, then the participant will be subject to an additional 20% income tax on the value of the award when it is no longer subject to a substantial risk of forfeiture, as well as interest on the income taxes that were owed from the date of vesting to the date such taxes are paid.

No Guarantee of Tax Treatment. Notwithstanding any provision of the 2009 Plan, the Company does not guarantee that (i) any award intended to be exempt from Internal Revenue Code Section 409A is so exempt, (ii) any award intended to comply with Internal Revenue Code Section 409A or Section 422 does so comply, or (iii) any award will otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any of its affiliates indemnify, defend or hold harmless any individual with respect to the tax consequences of any award.

Section 162(m) Limit on Deductibility of Compensation. Internal Revenue Code Section 162(m) limits the deduction the Company can take for compensation it pays to its Chief Executive Officer and the three other highest paid officers other than the Chief Financial Officer (determined as of the end of each year) to $1 million per year per individual. However, certain performance-based compensation that meets the requirements of

Internal Revenue Code Section 162(m) does not have to be included when determining whether the $1 million limit has been met. The 2009 Plan is designed so that awards granted to the covered individuals may meet the Internal Revenue Code Section 162(m) requirements for performance-based compensation.

New Plan Benefits. The Company cannot currently determine the awards that may be granted under the 2009 Plan in the future to the executive officers named in this Proxy Statement, other officers, non-employee directors or other persons. The Committee will make such determinations from time to time.

Equity Compensation Plan Information. The following table provides information about the Company’s equity compensation plans as of December 31, 2008.

Plan category	Number of securities to be issued upon the exercise of outstanding options		Weighted- average exercise price of outstanding options		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders: Long Term Incentive Plan Employee Stock Purchase Plan	2,060,325 —	(1)(2)	$13.14 —	(3)	205,281 116,329	(2)(4)
Equity compensation plans not approved by security holders	N/A		N/A		N/A
Total	2,060,325		$13.14		321,610

(1)	Consists of options to purchase the Company’s Common Stock granted under the Long Term Incentive Plan. The Long Term Incentive Plan was approved by the Company’s stockholders. The Company does not pay dividends or dividend equivalents with respect to outstanding options to purchase the Company’s Common Stock.
(2)	Excludes 225,490 shares of nonvested restricted Common Stock previously issued under the Long Term Incentive Plan.
(3)	Consists of the weighted-average exercise price of outstanding stock options. As of December 31, 2008, the weighted-average remaining term of outstanding stock options was 6.19 years.
(4)	Represents the number of shares that remain available for additional grants under the Long Term Incentive Plan as of December 31, 2008. Upon our stockholders’ approval of the 2009 Plan, the Long Term Incentive Plan will terminate and no new awards will be granted under the Long Term Incentive Plan.

Vote Required

The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting (assuming a quorum is present) is required for approval of the 2009 Plan. Consequently, broker non-votes will have no impact on the approval of the 2009 Plan, but abstentions will act as a vote against approval of the 2009 Plan. Unless otherwise specified, the proxies solicited hereby will be voted in favor of the above proposal. In the event that the 2009 Plan is not approved by our stockholders at the Annual Meeting, the Long Term Incentive Plan will remain in full force and effect.

Our Board of Directors recommends each stockholder vote “FOR” the approval of the Hudson Highland Group, Inc. 2009 Incentive Stock and Awards Plan. Shares of common stock represented by executed, but unmarked, proxies will be voted “FOR” such adoption.

AUDIT COMMITTEE REPORT

The primary purpose of the Audit Committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. The Committee’s function is more fully described in its written charter, which our Board of Directors has adopted and which the Committee reviews on an annual basis. Our Board of Directors annually reviews the independence of the Committee members under standards of independence for audit committee members established by the Nasdaq Global Market listing standards and Security and Exchange Commission rules. Our Board of Directors has determined that each member of the Committee is independent under those standards.

Management is responsible for the preparation, presentation, and integrity of our financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Our independent registered public accounting firm, KPMG LLP, was responsible for performing an independent audit of the consolidated financial statements and effectiveness of internal control over financial reporting for the fiscal year ended December 31, 2008. KPMG LLP was also responsible for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles and the effectiveness of internal control over financial reporting.

The Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2008 and management’s assessment of internal control over financial reporting as of December 31, 2008, with our management and has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Professional Standards.” In addition, KPMG LLP has provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board, and the Audit Committee has discussed with KPMG LLP their independence.

Based on these reviews and discussions, the Audit Committee recommended to our Board of Directors that the audited financial statements and management’s report on its assessment of internal control over financial reporting be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission.

Hudson Highland Group, Inc.

AUDIT COMMITTEE

Richard J. Stolz, Chairperson

Robert B. Dubner

John J. Haley

David G. Offensend

RATIFICATION OF THE APPOINTMENT OF KPMG LLP

AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Our Board of Directors is seeking stockholder ratification of the resolution appointing KPMG LLP as our independent registered public accounting firm for the fiscal year 2009. On March 7, 2008, the Audit Committee approved a change in registered public accounting firms and appointed KPMG LLP as our independent registered public accounting firm to audit our financial statements and our internal control over financial reporting for the fiscal year ending December 31, 2008. KPMG LLP replaced our former independent registered public accounting firm, BDO Seidman, LLP, who was dismissed by us following the filing of our Annual Report on Form 10-K for the fiscal year ended December 31, 2007. The decision to dismiss BDO Seidman, LLP and to select KPMG LLP was the result of a competitive process conducted by us in the ordinary course of business that commenced in December 2007.

BDO Seidman, LLP’s reports on our consolidated financial statements for the fiscal years ended December 31, 2006 and 2007 did not contain an adverse opinion, a disclaimer of opinion or a qualification or modification as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2006 and 2007 and the subsequent interim period, there were no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused BDO Seidman, LLP to make a reference to the subject matter of such disagreements in connection with its reports, except for the following matter. As previously disclosed in a Form 8-K filed November 9, 2007, we examined an accounting issue during the preparation and review of our financial statements for the third quarter of 2007 relating to contingent earn out payments we made between 2005 and 2007 in connection with our acquisition of JMT Financial Partners, LLC. We had accounted for the contingent earn out payments as goodwill. In October 2007, we became aware of an agreement solely among the former shareholders of JMT Financial Partners, LLC and disagreed with BDO Seidman, LLP as to the impact of the existence of such agreement on our accounting for the earn out payments. We also disagreed with BDO Seidman, LLP as to the impact of reallocations of the earn out payments among the former shareholders of JMT Financial Partners, LLC that occurred prior to our being aware of such agreement. BDO Seidman, LLP’s accounting position would have resulted in our recording $19 million of compensation expense and our accounting position would have resulted in our recording no compensation expense. Together with BDO Seidman, LLP, we sought the input of the Office of the Chief Accountant at the Securities and Exchange Commission on this judgmental accounting matter. After receipt of such input, we, in consultation with our advisors, including BDO Seidman, LLP, determined to record $3.6 million of the earn out payments as non-cash compensation expense in the second quarter of 2007, which resolved such matter to BDO Seidman, LLP’s satisfaction. The Audit Committee discussed the subject matter of this disagreement with BDO Seidman, LLP. We have authorized BDO Seidman, LLP to respond fully to any inquiries from KPMG LLP on this matter. During the fiscal years ended December 31, 2006 and 2007 and the subsequent interim period, there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K) with respect to us and BDO Seidman, LLP., except for the previously disclosed material weakness in internal control over financing reporting for our accounting for acquisitions at December 31, 2006, which had been remediated by December 31, 2007 and described in a Form 8-K filed February 4, 2008.

During the fiscal years ended December 31, 2006 and 2007 and the subsequent interim period, we did not consult KPMG LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

We expect representatives of KPMG LLP to be present at the annual meeting. At the annual meeting, representatives of KPMG LLP will have the opportunity to make a statement about our financial condition, if they desire to do so, and to respond to appropriate questions from stockholders.

Fees Paid to Our Independent Registered Public Accounting Firm

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our annual financial statements for the fiscal year ended December 31, 2008 and by BDO Seidman, LLP for the fiscal year ended December 31, 2007 and fees billed for other services rendered by KPMG LLP and BDO Seidman, LLP, respectively, during those periods.

	2008	2007
Audit fees(1)	$2,742,000	$2,104,000
Audit-related fees(2)	66,900	40,000
Tax fees(3)	0	285,000
All other fees(4)	20,000	0

Total fees	$2,828,900	$2,429,000

(1)	Audit fees consist of the aggregate fees billed for professional services rendered by KPMG LLP and BDO Seidman, LLP in 2008 and 2007, respectively, for the audit and review of financial statements and services provided in connection with statutory and regulatory filings (domestic and international) and the audit of management’s assessment of internal control over financial reporting.
(2)	Audit-related fees consist of the aggregate fees billed for professional services rendered by KPMG LLP and BDO Seidman, LLP in 2008 and 2007, respectively, for employee benefit plan audits.
(3)	Tax fees consist of the aggregate fees billed for professional services rendered by KPMG LLP and BDO Seidman, LLP in 2008 and 2007, respectively, for tax compliance, tax advice and tax planning (domestic and international).
(4)	All other fees consist of the aggregate fees billed for professional services rendered by KPMG LLP in 2008 in connection with the liquidation of dormant subsidiaries.

The Audit Committee has concluded that the provision of the non-audit services listed above was compatible with maintaining the independence of KPMG LLP, and all such services were approved by the Audit Committee.

The Audit Committee has established a policy regarding pre-approval of the audit and non-audit services performed by the independent registered public accounting firm. The Audit Committee will not approve any service that will impair the independence of the independent registered public accounting firm. The pre-approval policy requires each audit service and each non-audit service in excess of $50,000 performed by the independent registered public accounting firm to receive the specific prior approval of the entire Audit Committee. The Chairperson of the Audit Committee has authority to approve any non-audit service equal to or less than $50,000, and any subsequent fee adjustments which, in the aggregate for each non-audit service, are equal to or less than $15,000. The Chairperson reports any approvals pursuant to such authority to the Audit Committee at its next scheduled meeting. The Audit Committee’s pre-approval policies do not permit the delegation of the Audit Committee’s pre-approval responsibilities to management. The independent registered public accounting firm must provide the Audit Committee or the Chairperson of the Audit Committee with a description of each specific audit or non-audit service to be rendered, as well as detailed documentation for any fee increase requests.

Vote Required

The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the annual meeting (assuming a quorum is present) is required for approval of the ratification of the resolution appointing KPMG LLP as our independent registered public accounting firm for the fiscal year 2009. Consequently, broker non-votes will have no effect on the ratification of the resolution, but abstentions will act as a vote against ratification of the resolution. Unless otherwise specified, proxies will be voted in favor of the above proposal. If the appointment is not ratified by a majority of the votes cast, the adverse vote will be considered as an indication to the Audit Committee that it should consider selecting another independent registered public accounting firm for the following fiscal year. Even if the selection is ratified, the Audit Committee, in its discretion, may select a new independent registered public accounting firm at any time during the year if it believes that such a change would be in our best interest.

Our Board of Directors recommends that you vote “FOR” the ratification of the appointment of KPMG LLP as independent registered public accounting firm to audit our financial statements and management’s assessment of internal controls over financial reporting for the fiscal year 2009. Shares of common stock represented by executed, but unmarked, proxies will be voted “FOR” such ratification.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file reports concerning their ownership of our equity securities with the Securities and Exchange Commission. Based solely on a review of the copies of such forms furnished to us and on written representations that no Form 5 was required to be filed, we believe that, during the fiscal year ended December 31, 2008, all of our directors and executive officers timely complied with the Section 16(a) filing requirements. David G. Offensend inadvertently did not timely file a Form 4 for a stock purchase made pursuant to our Deferred Compensation Plan during the fiscal year ended December 31, 2008, but such transaction was subsequently reported on a Form 4 filed in 2008.

OTHER MATTERS

Stockholder Proposals

Proposals which our stockholders intend to present at, and wish to have included in our proxy statement for, the 2010 annual meeting of stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, must be received at our offices by the close of business on December 2, 2009. In addition, a stockholder who intends to present business, including nominating persons for election as directors, other than pursuant to Rule 14a-8 at the 2010 annual meeting must comply with the requirements set forth in our By-Laws. Among other things, to bring business before an annual meeting, a stockholder must give written notice of such business, complying with the By-Laws, to our Corporate Secretary not less than 45 days and not more than 75 days prior to the first anniversary of the date on which we first mailed proxy materials for the preceding year’s annual meeting (subject to certain exceptions if the annual meeting is advanced or delayed a certain number of days). Under our By-Laws, if we do not receive notice of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 (i.e., proposals stockholders intend to present at the 2010 annual meeting but do not intend to include in our proxy statement for such meeting) prior to February 16, 2010, then the notice will be considered untimely and we will not be required to present the proposal at the 2010 annual meeting. If our Board of Directors chooses to present the proposal at the 2010 annual meeting, then the persons named in proxies solicited by our Board of Directors for the 2010 annual meeting may exercise discretionary voting power with respect to such proposal.

Proxy Solicitation

We will pay the cost of soliciting proxies. In addition to soliciting proxies by mail, certain of our officers and other employees may solicit proxies personally, by telephone or by electronic communication. We will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold common stock. We have retained Georgeson Shareholder Communications to aid in the solicitation at an estimated cost of $10,000 plus reimbursable out-of-pocket expenses.

Stockholders Sharing the Same Address

Pursuant to the rules of the Securities and Exchange Commission, services that deliver our communications to stockholders that hold their shares through a bank, broker or other holder of record may deliver to multiple stockholders sharing the same address a single copy of our annual report to stockholders and proxy statement, unless we have received contrary instructions from one or more of the stockholders. Upon written or oral request, we will promptly deliver a separate copy of the annual report to stockholders and/or proxy statement to any stockholder at a shared address to which a single copy of each document was delivered. Stockholders sharing an address who are currently receiving multiple copies of the annual report to stockholders and/or proxy statement may also request delivery of a single copy upon oral or written request. Stockholders may notify us of their requests by writing Latham Williams, Corporate Secretary, Hudson Highland Group, Inc., 560 Lexington Avenue, 5th Floor, New York, New York 10022 or calling (212) 351-7300.

By Order of the Board of Directors

HUDSON HIGHLAND GROUP, INC.

Latham Williams

Corporate Secretary

New York, New York

April 1, 2009

EXHIBIT A

HUDSON HIGHLAND GROUP, INC.

2009 INCENTIVE STOCK AND AWARDS PLAN

1.	Purposes, History and Effective Date.

(a) Purpose. The Hudson Highland Group, Inc. 2009 Incentive Stock and Awards Plan has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, directors, employees and consultants and (ii) to increase stockholder value. The Plan will provide participants incentives to increase stockholder value by offering the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock, or receive other incentive compensation, on the potentially favorable terms that this Plan provides.

(b) History. Prior to the effective date of this Plan, the Company had in effect the Prior Plan, which was originally effective March 12, 2003. Upon stockholder approval of this Plan, the Prior Plan will terminate and no new awards will be granted under the Prior Plan, although awards granted under the Prior Plan and still outstanding will continue to be subject to all terms and conditions of the Prior Plan, subject to Section 15(c) of this Plan.

(c) Effective Date. This Plan will become effective, and Awards may be granted under this Plan, on and after the Effective Date. This Plan will terminate as provided in Section 15.

2.     Definitions. Capitalized terms used in this Plan have the following meanings:

(a) “Affiliate” has the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act or any successor rule or regulation thereto.

(b) “Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Shares, Restricted Stock, Restricted Stock Units, an Incentive Award or any other type of award permitted under this Plan. Any Award granted under this Plan shall be provided or made in such manner and at such time as complies with the applicable requirements of Code Section 409A to avoid a plan failure described in Code Section 409A(a)(1), including, without limitation, deferring payment to a specified employee or until a specified distribution event, as provided in Code Section 409A(a)(2).

(c) “Board” means the Board of Directors of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(e) “Committee” means the Compensation Committee of the Board (or a successor committee with the same or similar authority).

(f) “Company” means Hudson Highland Group, Inc., a Delaware corporation, or any successor thereto.

(g) “Director” means a member of the Board, and “Non-Employee Director” means a Director who is not an employee of the Company or its Subsidiaries.

(h) “Effective Date” means the date the Company’s stockholders approve this Plan.

(i) “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

(j) “Fair Market Value” means, per Share on a particular date, the last sales price on such date on the national securities exchange on which the Stock is then traded, as reported in The Wall Street Journal, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale on such exchange. If the Shares are not listed on a national securities exchange, but are traded in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Shares on the particular date, or on the last preceding date on which there was a sale of Shares on that market, will be used. If the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Committee, in its discretion, will be used. Notwithstanding the foregoing, in the case of the sale of Shares, the actual sale price shall be the Fair Market Value of such Shares.

(k) “Incentive Award” means the right to receive a cash payment to the extent Performance Goals are achieved, and shall include “Annual Incentive Awards” as described in Section 10 and “Long-Term Incentive Awards” as described in Section 11.

(l) “Option” means the right to purchase Shares at a stated price for a specified period of time.

(m) “Participant” means an individual selected by the Committee to receive an Award.

(n) “Performance Goals” means any goals the Committee establishes that relate to one or more of the following with respect to the Company or any one or more Subsidiaries, Affiliates or other business units: revenues; gross margin; expenses; cost reductions; income including net income, operating income, income from continuing operations or margins; earnings or earnings per share, including before taxes, income taxes, interest, other non-operating expense, special charges, and/or depreciation and amortization; cash flow; debt; ratio of debt to equity or other financial measure that appears on the Company’s financial statements or is derived from one or more amounts that appear on the Company’s financial statements; return on stockholders equity, capital, assets or other financial measure that appears on the Company’s financial statements or is derived from one or more amounts that appear on the Company’s financial statements; working capital or any of its components, including accounts receivable or accounts payable; assets; stock price; dividend payments; economic value added; market share or a combination of any of the foregoing. As to each Performance Goal, the relevant measurement of performance shall be computed in accordance with generally accepted accounting principles, but, unless otherwise determined by the Committee and to the extent consistent with Code Section 162(m), will exclude the effects of (i) gains or losses on the disposition of a business, (ii) changes in tax or accounting principles, regulations or laws, (iii) changes in the value of individual balance sheet items in excess of $1,000,000 that impact the income statement, and (iv) mergers or acquisitions, that in all of the foregoing the Company identifies in its audited financial statements, including footnotes, or the Management’s Discussion and Analysis section of the Company’s annual report. Also, the Committee may, to the extent consistent with Code Section 162(m), appropriately adjust any evaluation of performance under a Performance Goal to exclude any of the following events that occurs during a performance period: (i) litigation, claims, judgments or settlements; (ii) the effects of changes in other laws or regulations affecting reported results; (iii) accruals of any amounts for payment under this Plan or any other compensation arrangements maintained by the Company; (iv) discontinued operations; (v) charges for reorganizing and restructuring; and (vi) extraordinary, unusual and/or non-recurring items of gain or loss. In addition, in the case of Awards that the Committee determines will not be considered “performance-based compensation” under Code Section 162(m), the Committee may establish other Performance Goals not listed in this Plan. Where applicable, the Performance Goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers or a percentage) in the particular criterion or achievement in relation to a peer group or other index. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

(o) “Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved.

(p) “Performance Units” means the right to receive cash and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved.

(q) “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

(r) “Plan” means this Hudson Highland Group, Inc. 2009 Incentive Stock and Awards Plan, as may be amended from time to time.

(s) “Prior Plan” means the Hudson Highland Group, Inc. Long Term Incentive Plan, as amended.

(t) “Restricted Stock” means Shares that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals and/or upon the completion of a period of service.

(u) “Restricted Stock Unit” means the right to receive cash and/or Shares the value of which is equal to the Fair Market Value of one Share.

(v) “Rule 16b-3” means Rule 16b-3 as promulgated by the United States Securities and Exchange Commission under the Exchange Act.

(w) “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(x) “Share” means a share of Stock.

(y) “Stock” means the Common Stock of the Company, $.001 par value.

(z) “Stock Appreciation Right” or “SAR” means the right of a Participant to receive cash, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

(aa) “Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

3.	Administration.

(a) Committee Administration. In addition to the authority specifically granted to the Committee in this Plan, the Committee has full discretionary authority to administer this Plan, including but not limited to the authority to (i) interpret the provisions of this Plan, (ii) prescribe, amend and rescind rules and regulations relating to this Plan, (iii) correct any defect, supply any omission, or reconcile any inconsistency in any Award or agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan into effect and (iv) make all other determinations necessary or advisable for the administration of this Plan. All Committee determinations shall be made in the sole discretion of the Committee and are final and binding on all interested parties.

(b) Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to one or more officers of the Company, any or all of the authority and responsibility of the Committee; provided, however, that no such delegation is permitted with respect to Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors. If the Board has made such a delegation, then all references to the Committee in this Plan include such other committee or one or more officers to the extent of such delegation.

(c) Indemnification. The Company will indemnify and hold harmless each member of the Board and the Committee, and each officer or member of any other committee to whom a delegation under Section 3(b) has been made, as to any acts or omissions, or determination made, with respect to this Plan or any Award to the maximum extent that the law and the Company’s by-laws permit.

4.     Eligibility. The Committee may designate any of the following as a Participant from time to time: any officer or other employee of the Company or its Affiliates, an individual that the Company or an Affiliate has engaged to become an officer or employee, a consultant or other independent contractor who provides services to the Company or its Affiliates, or a Director, including a Non-Employee Director. The Committee’s designation of a Participant in any year will not require the Committee to designate such person to receive an Award in any other year. The Committee’s granting of a particular type of Award to a Participant will not require the Committee to grant any other type of Award to such individual.

5.     Types of Awards. Subject to the terms of this Plan, the Committee may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of incentive stock options within the meaning of Code Section 422. Awards may be granted alone or in addition to, in tandem with, or in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate).

6.	Shares Reserved under this Plan.

(a) Plan Reserve. Subject to adjustment as provided in Section 17, an aggregate of 1,600,000 Shares, plus the number of Shares described in Section 6(c), are reserved for issuance under this Plan; provided that only 1,600,000 shares may be issued pursuant to the exercise of incentive stock options. The Shares reserved for issuance may be either authorized and unissued Shares or Shares reacquired at any time and now or hereafter held as treasury stock. The aggregate number of Shares reserved under this Section 6(a) shall be depleted on the date of grant of an Award by the maximum number of Shares, if any, with respect to which such Award is granted .

(b) Replenishment of Shares Under this Plan. If (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under, or the payment of other compensation with respect to Shares covered by, the Award (whether due currently or on a deferred basis), (ii) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable, or that other compensation with respect to Shares covered by the Award will not be payable, (iii) Shares are forfeited under an Award, (iv) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, (v) Shares are tendered or withheld to satisfy federal, state or local tax withholding obligations or (vi) Shares are tendered or withheld in payment of the exercise price of an Option or as a result of the net settlement of an outstanding Stock Appreciation Right, then such Shares shall be recredited to the Plan’s reserve and may again be used for new Awards under this Plan. Notwithstanding the foregoing, in no event shall Shares purchased by the Company using proceeds from Option exercises be recredited to the Plan’s reserve.

(c) Addition of Shares from Predecessor Plans. After the Effective Date, if any Shares subject to awards granted under the Prior Plan would again become available for new grants under the terms of such plan if such plan were still in effect, then those Shares will be available for the purpose of granting Awards under this Plan, thereby increasing the number of Shares available for issuance under this Plan as determined under the first sentence of Section 6(a). Any such Shares will not be available for future awards under the terms of the Prior Plan.

(d) Participant Limitations. Subject to adjustment as provided in Section 17, no Participant may be granted Awards that could result in such Participant:

(i) receiving Options for, and/or Stock Appreciation Rights with respect to, more than 500,000 Shares during any fiscal year of the Company;

(ii) receiving Awards of Restricted Stock and/or Restricted Stock Units relating to more than 250,000 Shares during any fiscal year of the Company;

(iii) receiving, with respect to an Award of Performance Shares and/or an Award of Performance Units the value of which is based on the Fair Market Value of a Share, payment of more than 500,000 Shares in respect of any period of two consecutive fiscal years of the Company, or of more than 750,000 Shares in respect of any period of three consecutive fiscal years of the Company;

(iv) receiving, with respect to an Annual Incentive Award in respect of any single fiscal year of the Company, a cash payment of more than $3,000,000;

(v) receiving, with respect to a Long-Term Incentive Award and/or an Award of Performance Units the value of which is not based on the Fair Market Value of a Share, a cash payment of more than $6,000,000 in respect of any period of two consecutive fiscal years of the Company, or of more than $9,000,000 in respect of any period of three consecutive fiscal years of the Company; or

(vi) receiving other Stock-based Awards pursuant to Section 12 relating to more than 250,000 Shares during any fiscal year of the Company.

In all cases, determinations under this Section 6(d) should be made in a manner that is consistent with the exemption for performance-based compensation that Code Section 162(m) provides.

7.     Options. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each Option, including but not limited to: (a) whether the Option is an “incentive stock option” which meets the requirements of Code Section 422, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; (b) the grant date, which may not be any day prior to the date that the Committee approves the grant; (c) the number of Shares subject to the Option; (d) the exercise price, which may never be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; (e) the terms and conditions of exercise, including vesting; and (f) the term, except that an Option must terminate no later than 10 years after the date of grant. In all other respects, the terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Committee determines otherwise. Except to the extent the Committee determines otherwise, a Participant may exercise an Option in whole or part after the right to exercise the Option has accrued, provided that any partial exercise must be for one hundred (100) Shares or multiples thereof. If an Option that is intended to be an incentive stock option fails to meet the requirements thereof, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure.

8.     Stock Appreciation Rights. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each SAR, including but not limited to: (a) whether the SAR is granted independently of an Option or relates to an Option; (b) the grant date, which may not be any day prior to the date that the Committee approves the grant; (c) the number of Shares to which the SAR relates; (d) the grant price, which may never be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant; (e) the terms and conditions of exercise or maturity, including vesting; (f) the term, provided that an SAR must terminate no later than 10 years after the date of grant; and (g) whether the SAR will be settled in cash, Shares or a combination thereof. If an SAR is granted in relation to an Option, then unless otherwise determined by the Committee, the SAR shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be exercised or mature for all or part of the Shares subject to the related Option. Upon exercise of any number of SARs, the number of Shares subject to the related Option shall be reduced accordingly and such Option may not be exercised with respect to that number of Shares. The exercise of any number of Options that relate to a SAR shall likewise result in an equivalent reduction in the number of Shares covered by the related SAR.

9.     Performance and Stock Awards. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, including but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Committee specifies; (c) the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the Award will be made; (d) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; and (e) with respect to Performance Units and Restricted Stock Units, whether to settle such Awards in cash, in Shares, or in a combination of cash and Shares.

10.     Annual Incentive Awards. Subject to the terms of this Plan, the Committee will determine all terms and conditions of an Annual Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, the type of payment, and the timing of payment, subject to the following: (a) the Committee must require that payment of all or any portion of the amount subject to the Annual Incentive Award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Committee specifies, although the Committee may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, disability (as defined by the Committee) or retirement (as defined by the Committee) or such other circumstances as the Committee may specify; (b) the performance period must relate to a period of at least one fiscal year of the Company except that, if the Award is made at the time of commencement of employment with the Company or on the occasion of a promotion, then the Award may relate to a period shorter than one fiscal year; and (c) payment will be in cash except to the extent that the Committee determines that payment will be in Shares or Restricted Stock, either on a mandatory basis or at the election of the Participant, having a Fair Market Value at the time of the payment equal to the amount payable with respect to the Annual Incentive Award.

11.     Long-Term Incentive Awards. Subject to the terms of this Plan, the Committee will determine all terms and conditions of a Long-Term Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, the type of payment, and the timing of payment, subject to the following: (a) the Committee must require that payment of all or any portion of the amount subject to the Long-Term Incentive Award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Committee specifies, although the Committee may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, disability (as defined by the Committee) or retirement (as defined by the Committee) or such other circumstances as the Committee may specify; (b) the performance period must relate to a period of more than one fiscal year of the Company except that, if the Award is made at the time of commencement of employment with the Company or on the occasion of a promotion, then the Award may relate to a shorter period; and (c) payment will be in cash except to the extent that the Committee determines that payment will be in Shares or Restricted Stock, either on a mandatory basis or at the election of the Participant, having a Fair Market Value at the time of the payment equal to the amount payable with respect to the Long-Term Incentive Award.

12.     Other Stock-Based Awards. Subject to the terms of this Plan, the Committee may grant to Participants other types of Awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, Shares, either alone or in addition to or in conjunction with other Awards, and payable in Stock or cash. Without limitation, such Award may include the issuance of shares of unrestricted Stock, which may be awarded in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, as a bonus, or upon the attainment of Performance Goals or otherwise, or rights to acquire Stock from the Company. The Committee shall determine all terms and conditions of the Award, including but not limited to, the time or times at which such Awards shall be made, and the number of Shares to be granted pursuant to such Awards or to which such Award shall relate; provided that any Award that provides for purchase rights shall be priced at 100% of Fair Market Value on the date of the Award.

13.     Amendment of Minimum Vesting and Performance Periods. Notwithstanding any provision of this Plan that requires a minimum vesting and/or performance period for an Award, the Committee, at the time an Award is granted or any later date, may subject an Award to a shorter vesting and/or performance period to take into account a Participant’s hire or promotion, or may accelerate the vesting or deem an Award to be earned, in whole or in part, in the event of a Participant’s death, disability (as defined by the Committee) or retirement (as defined by the Committee) or a change in control of the Company (as defined by the Committee).

14.     Transferability. Awards are not transferable other than by will or the laws of descent and distribution, unless and to the extent the Committee allows a Participant to: (a) designate in writing a beneficiary to exercise the Award or receive payment under the Award after the Participant’s death; (b) transfer an Award to the former spouse of the Participant as required by a domestic relations order incident to a divorce; or (c) transfer an Award; provided, however, that the Participant may not receive consideration for such a transfer of an Award.

15.	Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

(a) Term of Plan. Unless the Board earlier terminates this Plan pursuant to Section 15(b), this Plan will terminate on the earlier of (i) the date that is 10 years from the Effective Date and (ii) the date when all Shares reserved for issuance have been issued.

(b) Termination and Amendment. The Board or the Committee may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

(i) the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law or (C) any other applicable law;

(ii) stockholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded or (D) any other applicable law; and

(iii) stockholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 6(a) or 6(d) (except as permitted by Section 17); or (B) an amendment to the provisions of Section 15(e).

(c) Amendment, Modification or Cancellation of Awards. Except as provided in Section 15(e) and subject to the requirements of this Plan, the Committee may modify or amend any Award, or waive any restrictions or conditions applicable to any Award or the exercise of the Award, or amend, modify or cancel any terms and conditions applicable to any Award, in each case by mutual agreement between the Committee and the Participant or any other person(s) as may then have an interest in the Award, so long as any such action does not increase the number of Shares issuable under this Plan (except as permitted by Section 17), but the Committee need not obtain Participant (or other interested party) consent for any such action that is permitted by the provisions of Section 17(a) or for any such action: (i) to the extent the action is deemed necessary by the Committee to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (ii) to the extent the action is deemed necessary by the Committee to preserve favorable accounting or tax treatment of any Award for the Company; or (iii) to the extent the Committee determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant or any other person(s) as may then have an interest in the Award. In addition, except as provided in Section 15(e) and subject to the requirements of this Plan, the Committee may modify or amend any Award granted to a Participant under the Prior Plan, or waive any restrictions or conditions applicable to any such Award, to include Award terms consistent with the permitted terms of Awards granted under this Plan.

(d) Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Committee under this Section 15 will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e) Repricing Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Section 17, neither the Committee nor any other person may decrease the exercise price for any outstanding Option or SAR after the date of grant, cancel an outstanding Option or SAR in exchange for cash (other than cash equal to the excess of the Fair Market Value of the Shares subject to such Option or SAR at the time of cancellation over the exercise or grant price for such Shares), or allow a Participant to surrender an outstanding Option or SAR to the Company as consideration for the grant of a new Option or SAR with a lower exercise price.

(f) Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 15(b)(ii).

16.	Taxes.

(a) Withholding. In the event the Company or an Affiliate of the Company is required to withhold any federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may deduct (or require an Affiliate to deduct) from any payments of any kind otherwise due the Participant cash, or with the consent of the Committee, Shares otherwise deliverable or vesting under an Award, to satisfy such tax obligations. Alternatively, the Company may require such Participant to pay to the Company, in cash, promptly on demand, or make other arrangements satisfactory to the Company regarding the payment to the Company of the aggregate amount of any such taxes and other amounts. If Shares are deliverable upon exercise or payment of an Award, the Committee may permit a Participant to satisfy all or a portion of the federal, state and local withholding tax obligations arising in connection with such Award by electing to (a) have the Company withhold Shares otherwise issuable under the Award, (b) tender back Shares received in connection with such Award or (c) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld; provided that the amount to be withheld may not exceed the total minimum federal, state and local tax withholding obligations associated with the transaction to the extent needed for the Company to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Committee requires. In any case, the Company may defer making payment or delivery under any Award if any such tax may be pending unless and until indemnified to its satisfaction.

(b) No Guarantee of Tax Treatment. Notwithstanding any provision of this Plan to the contrary, the Company does not guarantee to any Participant or any other person(s) with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

17.	Adjustment Provisions.

(a) Adjustment of Shares. If (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; or (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than any associated preferred stock purchase rights issued pursuant to that certain Rights Agreement, dated February 2, 2005, between the Company and The Bank of New York, as rights agent, or similar stock purchase rights that the Company might authorize and issue in the future) or other property; or (iii) the Company shall effect a cash dividend the amount of which exceeds 10% of the trading price of the Shares at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur which, in the case of this clause (iv), in the judgment of the Committee necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (A) the number and type of Shares subject to this Plan (including the number and type of Shares described in Sections 6(a) and 6(d)) and which may after the event be made the subject of Awards under this Plan, including incentive stock options, (B) the number and type of Shares subject to outstanding Awards, (C) the grant, purchase, or exercise price with respect to any Award, and (D) to the extent such discretion does not cause an Award that is intended to qualify as performance-based compensation under Code Section 162(m) to lose its status as such, the Performance Goals of an Award. In any such case, the Committee may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Committee effective at such time as the Committee specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, Options or SARs previously granted to Non-Employee Directors at the time of any event described in this Section 17(a) are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs. Without limitation, in the event of any such merger or similar transaction, subdivision or combination of Shares, dividend or other event described above (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Committee shall substitute, on an equitable basis as the Committee determines, for each Share then subject to an Award, the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction. Notwithstanding the foregoing, if the Company shall subdivide the Shares or the Company shall declare a dividend payable in Shares, and if no action is taken by the Board or the Committee, then the adjustments contemplated by this Section 17(a) that are proportionate shall nevertheless automatically be made as of the date of such subdivision of the Shares or dividend in Shares.

(b) Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Committee may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.

18.	Miscellaneous.

(a) Other Terms and Conditions. The grant of any Award may also be subject to other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for:

(i) one or more means to enable Participants to defer the delivery of Shares or recognition of taxable income relating to Awards or cash payments derived from the Awards on such terms and conditions as the Committee determines, including, by way of example, the form and manner of the deferral election, the treatment of dividends paid on the Shares during the deferral period or a means for providing a return to a Participant on amounts deferred, and the permitted distribution dates or events (provided that no such deferral means may result in an increase in the number of Shares issuable under this Plan);

(ii) the payment of the purchase price of Options (A) by delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (B) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (C) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (D) by any combination of (A), (B) and/or (C);

(iii) giving the Participant the right to receive dividend payments with respect to Restricted Stock, which payments may be either made currently or credited to a nonqualified deferred compensation account for the Participant that complies with the applicable requirements of Code Section 409A, provides for the deferral of payment of such amounts to a specified employee or until a specified event described in Code Section 409A(a)(2), and may be settled in cash or Shares, as the Committee determines, it being understood that neither dividend payments nor dividend equivalent payments shall be made with respect to the Shares subject to an Award of Options, SARs, Performance Shares, Performance Units or Restricted Stock Units;

(iv) restrictions on resale or other disposition of Shares; and

(v) compliance with federal or state securities laws and stock exchange requirements.

(b) Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Committee, for purposes of the Plan and all Awards, the following rules shall apply:

(i) a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;

(ii) a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii) a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iv) a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

(c) No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(d) Unfunded Plan. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors.

(e) Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges. Notwithstanding any provision of this Plan or any document pertaining to Awards granted hereunder to the contrary, this Plan shall be so construed, interpreted and administered to meet the applicable requirements of Code Section 409A to avoid a plan failure described in Code Section 409A(a)(1).

(f) Governing Law. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles.

(g) Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any award agreement must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(h) Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Title of sections are for general information only, and this Plan is not to be construed with reference to such titles.

(i) Severability. If any provision of this Plan or any award agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would disqualify this Plan, any award agreement or any Award under any law the Committee deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND “FOR” ITEMS 2 AND 3.

Please mark your votes as indicated in this example	☒

		FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS
							FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS Nominees: 01 John J. Haley 02 David G. Offensend	☐	☐	☐	2.	Approval of the Hudson Highland Group, Inc. 2009 Incentive Stock and Awards Plan.	☐	☐	☐

					3.	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2009.	☐	☐	☐

	(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)				4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

	*Exceptions

Mark Here for Address Change or Comments SEE REVERSE	☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

[GRAPHIC APPEARS HERE] FOLD AND DETACH HERE [GRAPHIC APPEARS HERE]

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the stockholder meeting date.

HUDSON HIGHLAND GROUP, INC.	INTERNET http://www.eproxy.com/hhgp Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE 1-866-580-9477 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders

The Proxy Statement and the 2008 Annual Report to Stockholders

are available at:

http://bnymellon.mobular.net/bnymellon/hhgp

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PROXY

HUDSON HIGHLAND GROUP, INC.

ANNUAL MEETING OF STOCKHOLDERS – MAY 12, 2009

This proxy is solicited on behalf of the board of directors of the company

The undersigned hereby appoints Jon F. Chait, Mary Jane Raymond and Latham Williams, and each of them, with full power to act without the other, and each with full power of substitution, as proxies and attorneys-in-fact to vote, as provided on the other side, all of the shares of Hudson Highland Group, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of Hudson Highland Group, Inc. to be held May 12, 2009 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

(Continued and to be marked, dated and signed, on the other side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
Address Change/Comments (Mark the corresponding box on the reverse side)	SOUTH HACKENSACK, NJ 07606-9250

[GRAPHICS APPEARS HERE] FOLD AND DETACH HERE [GRAPHICS APPEARS HERE]

You can now access your HUDSON HIGHLAND GROUP, INC. account online.

Access your Hudson Highland Group, Inc. stockholder account online via Investor ServiceDirect® (ISD).

The transfer agent for Hudson Highland Group, Inc., now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.bnymellon.com/shareowner/isd

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

www.bnymellon.com/shareowner/isd

Investor ServiceDirect®

Available 24 hours a day, 7 days a week

TOLL FREE NUMBER: 1-800-370-1163

Choose MlinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

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